LEASE FOR PREMISES LOCATED AT 1851 LEFTHAND CIRCLE, SUITE G, LONGMONT, COLORADO BETWEEN NUTRONICS, INC. AS TENANT AND LONGMONT DIAGONAL INVESTMENTS, LP AS LANDLORD 144652.3

TABLE OF CONTENTS LEASE 1. PRINCIPAL TERMS. 2. PREMISES LEASED; DESCRIPTION 3. PRESENT CONDITION OF PROPERTY 4. TERM 5. RENT 6. TAXES- REAL PROPERTY- PAID BY TENANT- PROTEST 7. TAXES- TENANT'S PERSONAL PROPERTY- PAID BY TENANT 8. UTILITIES AND SECURITY SERVICES 9. HOLDING OVER 10. ALTERATION- CHANGES AND ADDITIONS- RESPONSIBILITY- NO HOLES IN ROOF- NO NEW EQUIPMENT ON ROOF 11. MECHANIC'S LIENS 12. UNIFORM SIGNS; NO "FOR RENT" SIGNS 13. MAINTENANCE AND REPAIRS OF THE BUILDING; LANDLORD NOT LIABLE FOR DAMAGE TO CONTENTS 14. CONDITION UPON SURRENDER- RETURN OF KEYS 15. STORAGE OUTSIDE THE BUILDING; NO WASTE, NO NUISANCE; COMPLIANCE WITH LAWS; FUTURE RULES AND REGULATIONS 16. LIABILITY FOR OVERLOAD 17. INSURANCE 18. FIRE REGULATIONS - TENANT RESPONSIBILITY 19. REPLACEMENT OF BUILDING- CASUALTY DAMAGE 20. ENVIRONMENTAL MATTERS 21. ENTRY BY LANDLORD 22. DEFAULT- REMEDIES BY LANDLORD 23. RESERVED 24. LEGAL PROCEEDINGS AGAINST TENANT BY THIRD PARTIES; TENANT TO PAY LANDLORD'S FEES 25. INDEMNIFICATION BY TENANT AND BY LANDLORD 26. ASSIGNMENT OR SUBLETTING 27. LANDLORD'S WARRANTY OF TITLE; QUIET ENJOYMENT 28. ADDITIONAL DEVELOPMENT OF PROPERTY -RIGHTS OF LANDLORD 29. GOVERNMENTAL ACQUISITION OF THE PREMISES 30. SUBORDINATION OF THE LEASEHOLD TO MORTGAGES 31. MEMORANDUM OF LEASE - CONFIDENTIALITY 32. NO WAIVER OF BREACH; ACCEPTANCE OF PARTIAL PAYMENTS OF RENT 33. CONTROLLING LAW; PARTIAL INVALIDITY; MODIFICATIONS OR EXTENSIONS. 34. INUREMENTS 35. TIME 36. ADDRESSES; EMPLOYER IDENTIFICATION NUMBERS; METHOD OF GIVING NOTICE 144652.3

37. DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS 38. ADDITIONAL PROVISIONS 38.1 Brokers 38.2 Parking 38.3. Substitute Premises 38.4 Transfer by Landlord 38.5 No Merger 38.6 Common Area Use. 38.7 Construction 38.8 Section and Paragraph Headings; Grammar. 38.9 Severability 3 8.10 Acceptance of Keys, Rent or Surrender 38.11 Building Name and Size 38.12 Diminution ofView 38.13 Lender's Requirements 38.14 Effectiveness 38.15 Survival 38.16 Authority for Action 38.17. Counterparts 38.18 Patriot Act Compliance 38.19 Access to the Premises 144652.3

. I LEASE THIS LEASE is made and entered into this3J day of July, 2014 (this "Lease"), by and between LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership, hereinafter referred to as "Landlord," and NUTRONICS, INC., a Nevada corporation, hereinafter referred to as "Tenant." W I T N E S S E T H: In consideration of the covenants, terms, conditions, agreements, and payments as hereinafter set forth, the parties hereto covenant and agree as follows: 1. PRINCIPAL TERMS. Capitalized terms,. first appearing in quotations in this Section, elsewhere in this Lease or any Exhibits, are definitions of such terms as used in this Lease and Exhibits and shall have the defined meaning whenever used. Any Addenda and/or Exhibits referred to herein and attached hereto are incorporated herein by reference. 1.1 "Building": The building having an address of 1851 Lefthand Circle, in the City of Longmont, County of Boulder, State of Colorado, consisting of approximately 29,600 rentable square feet of space 1.2 "Premises": approximately 6, 795 rentable square feet located in Suite G 1.3 "Initial Term": Sixty (60) whole calendar months following the Commencement Date "Commencement Date": the date that Landlord Substantially Completes (as defined in the Work Letter) the Tenant Improvements in accordance with the Work Letter attached hereto as Exhibit B "Expiration Date": the last day of the sixtieth (601h) whole calendar month following the Commencement Date 1.4 "Base Rent": Period Annuall:y/RSF Monthl:y Months 1-12* $9.50 $5,379.38 Months 13-24 $9.79 $5,543 .59 Months 25-36 $10.08 $5,707.80 Months 3 7-48 $10.39 $5,883.34 Months 49-60 $10.70 $6,058.88 *Subject to the Abated Rent Period described in Section 5.1 Tenant shall pay Landlord an amount equal to 2,361 .26 concurrent with Tenant's execution of this Lease, which amount shall be credited against Base Rent and additional Rent for the first calendar month of the Initial Term. 1.5 Tenant Improvements: In accordance with the Work Letter attached hereto as Exhibit B 1.6 Operating Expenses: Initial Estimate of Operating Expenses: $4.17 per square foot of the Building Initial Estimated Payment: $2,361.26 per month Tenant's Share: 22.9561% 1.7 "Deposit": $23,221.91 , as may be reduced pursuant to Section 5.4. Tenant shall pay Landlord the Deposit concurrent with Tenant's execution of this Lease. 1.8 "Permitted Use": General professional office uses and lab uses related to laser and electro-optical system development and testing "Occupancy Limit": As permitted by regulatory authorities 1.9 "Guarantor": None 1.10 Landlord's Notice Address: Longmont Diagonal Investments, LP c/o GoffCapital Partners, L.P. 6465 South Greenwood Plaza Blvd, Suite 1075 144652.3

Centennial, Colorado 80111
Attn: Conrad Suszynski

with a copy to

Goff Capital Partners, L.P.
500 Commerce St., Suite 700
Fort Worth, Texas 76102
Attn: Mark Collier

	Landlord's Fax Number:	(720) 250-9631
1.11	**Rent Payment Address**:	by U.S. Mail: Longmont Diagonal Investments, LP P.O. Box 731747 Dallas, TX 75373-1747 by overnight mail: JPMorgan Chase (TX1-0029) Attn: Longmont Diagonal Investments, LP 731747 14800 Frey Road, 2nd Floor Ft. Worth, TX 76155
1.12	**Landlord's Tax I.D.**:	45-4210159
1.13	**Tenant's Notice Address**:	
	Precommencement Address:	Nutronics, Inc. 4665 Nautilus Ct. S. STE 500 Boulder CO 80301
	Post Commencement Address:	At the Premises
	Tenant's Fax Number:	303-530-2004
1.14	**Tenant's Tax I.D.**:	88-0341222
1.15	**Landlord's Broker**:	Newmark Grubb Knight Frank and Dean Callan & Company
1.16	**Tenant's Broker**:	The Colorado Group, Inc.
1.17	**Parking**:	Up to 16 parking spaces, subject to Section 38.2
1.18	**Attachments**:	[check if applicable] _x_ Addendum _x_ Exhibit A-1: Building _x_ Exhibit A-2: Premises _x_ Exhibit B: Tenant Improvements _x_ Exhibit C: Form of Commencement Agreement _x_ Exhibit D: Form of Tenant's Estoppel Certificate

2. **PREMISES LEASED; DESCRIPTION**. Landlord hereby leases unto Tenant the Premises which is a part of the Building located on the real property described on Exhibit A-1 (the "Land"). A floorplan showing the location of the Premises within the Building is attached as Exhibit A-2. The leasing of the Premises is made according to the terms of this Lease; together with all appurtenances thereto, and all fixtures attached thereto, in present condition, and together with nonexclusive reasonable access across the Land as may be required for use of the Premises by Tenant, with such access to be on such roadways, sidewalks, and other common areas of which the Premises are a part, or of any such adjacent lands owned by Landlord, as Landlord may from time to time designate.

3. **PRESENT CONDITION OF PROPERTY**. Tenant has examined and accepts the Building, improvements, and any fixtures on the Premises, in present condition, subject to the construction of Tenant Improvements as detailed on the plans and specifications attached as Exhibit B, attached hereto and made a part hereof by reference. No representation, statement, or warranty, express or implied, has been made by or on behalf of Landlord as to the condition of the Premises, or as to the use that may be made of same. In no event shall Landlord be liable for any defect in the Premises or for any limitation on the use of the Premises.

2

144652.3

4. TERM. 4.1 Initial Term. The Initial Term of this Lease commences at 12:01 a.m. on the Commencement Date and terminates at 12:00 midnight on the Expiration Date (the Initial Term, together with any extensions thereof, plus any partial month prior to the Initial Term is herein referred to as the "Term"). The Commencement Date of the Initial Term as set forth in Section 1 shall be subject to those adjustments of the Commencement Date, if any, set forth in Section 4.2 which relate to the performance of construction on the Premises. 4.2 Tenant Improvement Construction. The Commencement Date of this Lease shall be delayed until Landlord delivers possession of the Premises (the "Delivery Date") with the "Tenant Improvements," described on Exhibit B, "Substantially Complete" as defined in Exhibit B. If for any reason Landlord is delayed and does not substantially complete such construction prior to the anticipated Commencement Date, which Landlord estimates to be on or about October 1, 2014, such failure will not affect the validity of this Lease, but in such case the Commencement Date shall be postponed, and Tenant shall not be obligated to pay Rent, until the Tenant Improvements are Substantially Complete (unless such delay is due to a delay caused by Tenant, in which case Tenant's Rent obligations and the Commencement Date shall occur on the date the Premises would have been Substantially Complete had there been no Tenant delay). If the Delivery Date is other than the first day of the month, then the Commencement Date will be further delayed to the first day of the month following the Delivery Date but all provisions hereof, including Tenant's obligation to pay Rent (prorated for a partial month), will be in effect as of the Delivery Date. If the Commencement Date is delayed, the Expiration Date shall be extended so that the Initial Term will continue for its full period and end on the last day of a calendar month. The postponement of Tenant's obligation to pay Rent is in full settlement of all claims which Tenant may otherwise have by reason of Landlord's delay of delivery of the Premises. Promptly following the Commencement Date, Landlord and Tenant agree to execute a commencement agreement in the form attached as Exhibit C setting forth the Commencement Date, the Expiration Date and such other matters described therein. 4.3 Delivery of Possession. Taking possession of the Premises by Tenant on the Delivery Date is conclusive evidence that the Premises are in the condition agreed between Landlord and Tenant and acknowledgment by Tenant of satisfactory completion of any work which Landlord has agreed to perform, including the Tenant Improvements. Tenant may, upon written consent by Landlord in its sole discretion, have access to the Premises for a period not to exceed fourteen (14) days during Tenant Improvement construction for the purpose of moving in Tenant-owned furniture, fixtures, cabling, equipment and inventory. This access and the items so moved in shall not in any way impede the construction ofthe Tenant Improvements, nor shall Landlord, its agent, employees, subcontractors, or any other person on the Premises whether invited or not invited, be liable for the protection, care or security of Tenant-owned items. This Section shall not be construed so as to permit Tenant to occupy the Premises prior to the satisfaction of all requirements for Tenant's insurance set forth below or to operate its business from the Premises. If Tenant commences its usual business therein, all terms and provisions of this Lease shall apply as of the date Tenant commences its business, including the obligation for the payment of all Rent and other amounts owing hereunder, however, such early occupancy shall not advance the Expiration Date of this Lease. 5. RENT. All amounts, including Base Rent or any additional Rent, to be paid by Tenant pursuant to this Lease as the context requires are sometimes referred to collectively as "Rent." Tenant shall pay Rent to Landlord as follows: 5.1 Base Rent. Subject to the provisions below, commencing on the Delivery Date and on the first day of each month thereafter, Tenant shall pay minimum Base Rent in the amount stated in Section 1.4, in advance without notice. Rent shall be paid without set off, abatement, or diminution, at the address set forth in Section 1.11 , or at such other place as Landlord from time to time designates in writing. Notwithstanding anything to the contrary contained herein, Tenant may occupy the Premises and abate the payment of $5,379.38 per month of Base Rent applicable to the Premises for a period of two (2) full calendar months commencing upon the Delivery Date (the "Abated Rent Period"). The total amount of Rent abated hereunder will be accrued by the parties during their fiscal periods in which the same is actually paid. No portion of the Rent paid by Tenant during periods after the Abated Rent Period will be allocated to such Abated Rent Period, nor is such Rent intended to be allocable to the Abated Rent Period. If at any time during the Term, an event of default occurs, Tenant shall owe Landlord, in addition to all other amounts, the Rent abated hereunder. Tenant has no obligation to pay the Rent abated hereunder if no event of default occurs prior to the expiration of the Term. 5.2 Operating Expenses. In addition to Base Rent, Tenant shall pay to Landlord as additional Rent during the Term hereof, Tenant's Share, as hereinafter defined, of the Operating Expenses, as hereinafter defined, for each year of the Term. Tenant's Share of Operating Expenses shall be payable in accordance with the following provisions: 5.2.1 "Tenant's Share" is defined, for purposes of this Lease, to be the percentage as set forth in Section 1.6 hereof, which percentage is determined by dividing the approximate square footage of the Premises by the total approximate square footage of the space contained in the entire Building, as such square footages are set forth in Section 1 hereof. It is understood and agreed that Tenant's Share is subject to revision in the event the actual size of the Building is increased or decreased by Landlord, as provided for herein 5.2.2 "Operating Expenses" is defined, for purposes of this Lease, to include all reasonable costs incurred by Landlord for or in connection with the ownership, management, operation, maintenance and repair of the 3 144652.3

Building and Land as is necessary to keep such property in a safe and good order and condition including as is required by all applicable laws and regulations. Operating Expenses may include but are not limited to, the following: (1) The maintenance and repair of common areas, if any; (2) The maintenance and repair, including striping and sealing where applicable, of parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways and driveways; (3) Snow removal (Landlord is responsible for snow removal of more than 2"); (4) The preventative maintenance and repair of all heating, air conditioning, plumbing, electrical systems, life safety equipment (including fire detection and suppression systems), locks and security systems, telecommunication and other equipment used in common by, or for the benefit of Tenant, tenants or occupants of the Building; (5) The maintenance, repair and replacement of all landscaped areas, including irrigation systems and fences; (6) Window washing and the maintenance and repair of parking lot lighting; (7) The preventative maintenance and repair of Building exteriors (including roofs) and any other publicly mandated services to the Building; (8) The cost of all utilities including water, sewer, gas, and electricity, except for those utilities separately metered and paid for by Tenant or tenants; (9) All costs incurred in the maintenance and/or cleaning of the Building or Premises; (10) All real property taxes and assessments levied against the Building or land by any governmental or quasi-governmental authority or under any covenants, declarations, easements or restrictions (collectively referred to herein as "Taxes"). Taxes are computed on an accrual basis based on the year in which they are levied; (11) Insurance premiums for the Building, including property damage coverage, together with loss of rent endorsement; the part of any claim paid under the deductible portion of any insurance policy carried by Landlord; public liability insurance; and any other insurance carried by Landlord on any component parts of the Building; (12) All labor costs, including wages, costs of worker's compensation insurance, payroll taxes, fringe benefits, including pension, profit-sharing and health, and legal fees and other costs incurred in resolving any labor dispute; (13) Professional building management fees, costs and expenses, including costs of office space and storage space required by management for performance of its services; (14) Legal, accounting, inspection, and other consulting fees (including fees for consultants for services designed to produce a reduction in Operating Expenses or improve the operation, maintenance or state of repair ofthe project of which the Premises are a part). Operating Expenses shall specifically not include: (a) The costs of replacements of equipment or improvements that are considered capital items under Generally Accepted Accounting Principles ("GAAP"); (b) The costs of alterations of tenant spaces or other capital expenditures except for such costs, as reasonably amortized by Landlord, where one of the purposes of such capital expenditure was to improve Building operating efficiency resulting in cost savings to Tenant; (c) Any principal and interest payments on mortgages and other mortgage related expenses; (d) Leasing commissions or other related leasing expenses; (e) Any expenses paid by any tenant directly to third parties, or as to which Landlord is otherwise reimbursed by any third party, other tenant or tenants, or by insurance proceeds. Notwithstanding anything to the contrary, to the extent Landlord determines it is beneficial to share costs or expenses for employees, utilities or other services or costs attributable to the Building and other buildings owned or managed by Landlord or its affiliates, Landlord may allocate such expenses as Landlord reasonably determines. Landlord reserves the right at any time to reasonably change the method of calculation or allocation of such costs and expenses and in making any computations contemplated hereby and Landlord's accountants may make such other modifications to the computations as are required to achieve the reasonable allocation of the costs and expenses. 4 144652.3

The Operating Expenses for the first and last years of the Term shall be prorated according to that portion of such year as to which Tenant is responsible for a share of such expenses. Certain items of maintenance (such as landscape maintenance and snow removal) are performed by Landlord on numerous areas owned and/or maintained by Landlord, in addition to the Premises, and the cost thereof cannot be precisely ascribed to the Premises. As to such services which are performed on areas in addition to the Premises, the cost for all areas so serviced shall be allocated to the Premises in proportion to the square feet of building floor space in the Premises compared to the square feet of building floor space in the entire area to which such services are provided. Landlord shall keep reasonable records of such cost. 5.2.3 Operating Expenses for the calendar year in which the Term commenced have been estimated (the "Initial Estimate") and such Initial Estimate is set forth in Section 1.6 of this Lease. Until notice is given by Landlord of a change in such estimate, Tenant shall make estimated monthly payments in the amount last advised by Landlord; the amount of such estimate that Tenant is obligated to pay as of the commencement of Tenant's obligations under this Lease as Tenant's Share of Operating Expenses is set forth as the Initial Estimated Payment in Section 1.6 of this Lease. Landlord shall deliver to Tenant within 60 days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during such year. If Tenant's payments under this Section during said subsequent year exceed Tenant's Share of actual Operating Expenses as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Share of Operating Expenses next falling due. If Tenant's payments under this Section during the subject calendar year were less than Tenant's Share of actual Operating Expenses as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 10 days after delivery by Landlord to Tenant of said statement. During any periods of adjustments and prior to receipt of Landlord's statement, Tenant shall continue to pay Landlord the amount of the estimated payment for the prior calendar year and a retroactive adjustment, if applicable, shall be made after Tenant's receipt of the statement which sets forth the new estimated payment. Landlord and Tenant shall forthwith adjust between them any balance determined to exist with respect to that portion of the last year for which Tenant is responsible as to Operating Expenses, notwithstanding that the Term may have terminated before the end of such year and such obligation shall survive the expiration or earlier termination of this Lease. If Tenant disputes an adjustment submitted by Landlord or a proposed increase or decrease in the estimated payment, Tenant shall give Landlord notice of such dispute within 30 days after Tenant's receipt of the adjustment. If Tenant does not give Landlord timely notice, Tenant waives its right to dispute the particular adjustment. If Tenant timely objects, Tenant may engage its own certified public accountants ("Tenant's Accountants") to verify the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. Tenant's Accountants shall enter into a confidentiality agreement satisfactory to Landlord. If Tenant's Accountants determine that an error has been made, Landlord's accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which such matter shall be submitted to an independent certified public accountant selected by Landlord, with Tenant's reasonable approval, for a determination which will be conclusive and binding upon Landlord and Tenant. Tenant shall pay for all costs incurred by Tenant for Tenant's Accountants and in no event may Tenant's Accountants be engaged on a contingency basis to prepare such audit. Notwithstanding the pendency of any dispute, Tenant shall continue to pay Landlord the amount of the estimated payment or adjustment determined by Landlord's accountants until the adjustment has been determined to be incorrect. If it is determined that any portion of the Operating Expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or refund the appropriate sum to Tenant. 5.3 Late Charges. Tenant will pay a late charge equal to 5% of any monthly Base Rent payment or other payment not paid when due, which payment shall be in addition to any interest elsewhere provided for. 5.4 Security Deposit. Tenant has deposited and will keep on deposit at all times during the Term with Landlord the Deposit as security for the payment and performance of Tenant's obligations under this Lease, including but not limited to payment of all Rent due under the terms hereof. Landlord shall not owe Tenant any interest on the Deposit. At Landlord's election, deductions may be made by Landlord from the amount so retained for the reasonable cost of repairs to the Premises which should have been performed by Tenant, for any Base Rent, additional Rent payment or any other sum delinquent under the terms hereof, and for any sum used by Landlord in any manner to cure any default in the performance of Tenant under the terms of this Lease. In the event deductions are so made during the Term, upon notice by Landlord, Tenant shall redeposit such amounts so expended so as to maintain the Deposit in the amount as herein provided for, within 10 days after receipt of such written demand from Landlord. Nothing herein contained shall limit the liability of Tenant as to any repairs or maintenance of the Premises; and nothing herein shall limit the obligation of Tenant promptly to pay all sums otherwise due under this Lease and to comply with all the terms and conditions hereof. If the entire Deposit has not been utilized, the remaining amount will be refunded to Tenant or to whoever is then the holder of Tenant's interest in this Lease, without interest, within 60 days after full performance of this Lease by Tenant. Notwithstanding anything to the contrary contained herein, if no event of default by Tenant occurs prior to the commencement of the thirteenth (13th) month following the Commencement Date of this Lease, the Deposit shall be reduced to $7,740.64 for the remainder of the Term of this Lease, and Landlord shall delivery $15,481.27 of the original Security Deposit to Tenant within 10 business days after receipt of Tenant's written request for the return of the same. 5.5 Proration of Rent for Partial Months. If the Term begins on other than the first day of a month, Base Rent and additional Rent from such date until the first day of the next succeeding calendar month shall be prorated on the basis of the actual number of days in such calendar month and shall be payable in advance. If the Term terminates on other than the last day of the calendar month, Rent from the first day of such calendar month until such termination date shall be prorated on the basis of the actual number of days in such month, and shall be payable in advance. 5 144652.3

6. TAXES - REAL PROPERTY - PAID BY TENANT - PROTEST. Tenant shall pay as Operating Expenses, Tenant's Share of all real estate taxes and assessments, as shall, from and after the date hereof, be assessed upon the Building and Land and any appurtenances or improvements thereto in accordance with Section 5. The real estate taxes and assessments for the year in which the Term shall begin, as well as for the year in which this Lease shall end, shall be apportioned so that Tenant shall pay only the portions that correspond with the portions of such years as are within the Term. In the event that the Premises are assessed for tax purposes as a part of a larger parcel, the tax on the entire parcel shall be prorated in proportion to the number of square feet of Building floor space on each portion of the entire parcel. Upon written request from Tenant, Landlord shall protest the tax assessment on the Premises, to the extent that Landlord, in good faith, believes that such protest is justifiable and likely to be successful. In the event of any such protest Tenant shall nevertheless pay to Landlord the taxes as assessed and Tenant shall be entitled to the appropriate share of any refund. Tenant shall not protest any real property tax assessment on the Premises. 7. TAXES- TENANT'S PERSONAL PROPERTY- PAID BY TENANT. Tenant shall be responsible for and timely pay any and all personal property taxes assessed against any furniture, fixtures, equipment and items of a similar nature installed and/or located in or about the Premises by Tenant. 8. UTILITIES AND SECURITY SERVICES 8.1 Utilities. Except as set forth herein, Landlord shall not be required to furnish to Tenant any utility services of any kind, such as but not limited to water, sewer, hot water, heat, gas, electricity, light, telephone, cable TV or other utilities used, rendered, or supplied, upon or in connection with the Premises, including Premises janitorial services. Tenant shall obtain and contract directly with the respective utility provider and pay all charges for any utilities separately metered to the Premises. Tenant agrees that Landlord shall not be liable for directly contracted utility services not being supplied to the Premises. Tenant irrevocably appoints Landlord as Tenant's attorney-in-fact solely for the purpose of terminating Tenant's account with any provider of such utilities, ifTenant abandons the Premises or if this Lease is terminated. Tenant shall pay as Operating Expenses, Tenant's Share of all utilities servicing the Premises on common meters with other tenants, including but not limited to water, sewer, hot water, heat, gas, electricity, light, telephone, cable TV. Tenant agrees that Landlord shall not be liable for failure to supply any utility service during any period Landlord is unable to furnish such services and Landlord uses reasonable diligence to supply such services, it being understood that Landlord reserves the right to discontinue temporarily such services, or any of them, at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations or improvements, or whenever by reason of strikes, lockouts, riots, acts of God or any other happening beyond control of Landlord. Landlord's obligations to furnish services shall be conditioned upon the availability of adequate sources. Landlord shall have the right to enter upon the Premises at all reasonable times in order to make such repairs, alterations and adjustments as shall be necessary in order to comply with the provisions of any mandatory or voluntary fuel or energy saving or similar statute, regulation or program. 8.2 Private Security Service. Landlord may, in its sole discretion, engage a private security service, as an independent contractor, to patrol an area which includes the Premises. If Landlord does so employ a private security service, the cost thereof shall be considered an Operating Expense as defined in Section 5.2.2 herein. Landlord shall have absolutely no obligation to engage a private security service and shall not be liable for any damages or loss which might have been averted had a private security service been engaged. If Landlord does engage a private security service, Tenant shall indemnify and save harmless Landlord of and from liability for damages, liability or any claims against Landlord, including costs, attorney's fees and expenses of Landlord in defending against the same, on account of any injury to or death of any employee, agent, representatives or invitee of Tenant arising out of the use of the private security service. If Tenant desires a higher level of security services than Landlord provides, or wishes to obtain an agreement that there will be liability for actions, inactions, non-performance or quality of performance by a security service, Tenant may itself engage such additional security service for the Premises as Tenant chooses, at Tenant's sole expense. Nothing herein shall limit any action by Tenant against any person or entity providing private security service, provided that Landlord shall not be party to, or liable for any judgment entered in such an action, as a defendant, cross defendant, third party defendant, or otherwise. Tenant shall indemnify Landlord against any loss, liability or claim arising out of any action brought by Tenant against any person or entity providing private security service. The obligation to indemnify shall include payment of Landlord's attorneys' fees incurred in connection with the claim covered by the indemnity and in enforcing the obligation to indemnify. 9. HOLDING OVER. If, after expiration of the Term, Tenant shall remain in possession of the Premises and continue to pay Rent without a written agreement as to such possession, then Tenant shall be deemed a month-to-month Tenant and the Base Rent rate during such holdover tenancy shall be equivalent to one and one-half times the monthly Base Rent paid for the last month of tenancy under this Lease, plus payment of all additional Rent under this Lease. Such month-to-month tenancy may be terminated by Landlord at midnight on any day which is more than 29 days after date of delivery of Landlord's written notice of termination to Tenant. No holding over by Tenant shall operate to renew or extend this Lease without the written consent of Landlord. 6 144652.3

10. ALTERATION- CHANGES AND ADDITIONS- RESPONSIBILITY- NO HOLES IN ROOF- NO NEW EQUIPMENT ON ROOF. Subject to Landlord's consent that any alterations requested by Tenant do not negatively affect the integrity of the Premises, in Landlord's sole discretion, Tenant may, during the Term, at Tenant's expense, erect inside partitions, add to existing electric power service, add telephone outlets or other communication services, add light fixtures, install additional heating and/or air conditioning or make such other changes or alterations as Tenant may desire, provided that prior to commencement of any such work, Tenant shall submit to Landlord a set of fully detailed working drawings and specifications for the proposed alteration, prepared by a licensed architect or engineer. If Tenant so requests, Landlord will have the drawings and specifications prepared for Tenant, at Tenant's expense. Tenant will pay for such services, as additional Rent, within 10 days after delivery of invoice. In particular, but not as a limitation, the working drawings must fully detail changes to mechanical, wiring and electrical, lighting, plumbing and HV AC systems to Landlord's satisfaction. Landlord may refuse to consent to the alterations because of the inadequacy of the drawings and specifications. All alterations, repair and maintenance work performed by Tenant shall be done at Tenant's expense by Landlord's employees or, with Landlord's prior consent and subject to any conditions imposed by Landlord, by other persons requested by Tenant; however, if such work is not performed by Landlord's employees, Tenant shall pay Landlord a supervisory fee within 10 days of receipt of an invoice from Landlord. Tenant may not commence the alterations until Landlord's written consent has been given. Any additions or alterations requested by Tenant of the telecommunication or data transmission equipment, facilities, lines or outlets on the Premises shall be performed only with Landlord's consent, and only by Landlord's approved contractor. If the drawings and specifications are adequate, to Landlord's sole satisfaction, then Landlord will not unreasonably withhold its consent to the alterations, except that Landlord may withhold its consent to new or altered openings (holes) in the roof, or placement of additional equipment on the roof, as follows. Landlord may withhold its consent to new openings in the roof or placement of additional equipment on the roof unless Landlord, in its sole discretion, is satisfied that the risk of increased leakage or risk of more frequent repairs or maintenance of the roof is acceptable to Landlord. Any new or altered opening in the roof, or placement of additional equipment thereon, shall be considered an alteration which requires the prior written consent of Landlord. If within 30 days after such plans and specifications are submitted by Tenant to Landlord for such approval, Landlord shall have not given Tenant notice of disapproval, stating the reason for such disapproval, such plans and specifications shall be considered denied by Landlord. As a condition of approval for such alternations, Landlord shall have the right to require Tenant to furnish adequate bond or other security acceptable to Landlord for performance of and payment for the work to be performed. At the end of this Lease, all such fixtures, equipment, additions and/or alterations (except trade fixtures installed by Tenant) shall be and remain the property of Landlord, provided, however, Landlord shall have the option to require Tenant to remove any or all such fixtures, equipment, additions, and/or alterations and restore the Premises to the condition existing immediately prior to such change and/or installation, normal wear and tear excepted, all at Tenant's cost and expense, specifically including, without limitation, the restoration of any roof penetrations, along with the removal of Tenant's cabling and power distribution specific to Tenant's business and its use of the Premises. All work done by Tenant shall conform to appropriate city, county and state building codes and health standards and OSHA standards and Tenant shall be responsible for obtaining and paying for building permits. If any such work done by Tenant causes damage to the structural portion, exterior finish or roof of the Premises, then the costs of repair of such damage, and of all further maintenance and repairs to such structural portion, exterior finish or roof during the Term shall thereafter be the responsibility of Tenant. Neither Landlord's right of entry, nor any actual inspection by Landlord, nor Landlord's actual knowledge of any alteration accomplished or in progress shall constitute a waiver of Landlord's rights concerning alterations by Tenant. 11. MECHANIC'S LIENS. Tenant shall pay all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. Tenant shall keep the Building, other improvements and land of which the Premises are a part free and clear of all mechanic's liens resulting from construction by or for Tenant. Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, Tenant deposits with Landlord and/or any appropriate court or title insurance company a bond or sum of money sufficient to allow issuance of title insurance against the lien and/or to comply with the statutory requirements for discharge of the lien found in § 38-22-130 and § 38-22-131, Colorado Revised Statutes, or any successor statutory provision. Landlord shall have the right to require Tenant's contractor(s), subcontractors and materialmen to furnish to both Tenant and Landlord adequate lien waivers on work or materials paid for, in connection with all periodic or final payments, by endorsement on checks, making of joint checks, or otherwise, and Landlord shall have the right to review invoices prior to payment. Tenant's failure to act in accordance with the foregoing shall be an event of default and Landlord may, in addition to other remedies, pay such amounts, which together with reasonable attorneys' fees incurred and interest, shall be immediately due Landlord upon notice. Landlord reserves the right to post notices on the Premises that Landlord is not responsible for payment of work performed and that Landlord's interest is not subject to any lien. 12. UNIFORM SIGNS; NO "FOR RENT" SIGNS. It is Landlord's intent to maintain uniformity of signage throughout the area where signs may be controlled by Landlord. Tenant shall place no signs on the Premises or the Building (except inside the Premises and that are not visible from outside the Premises) without prior written consent of Landlord. If Landlord approves signage, Tenant shall be responsible for removing such signage and restoring the area of the Building on which the signage was mounted on or before the Expiration Date or earlier termination of this Lease 7 144652.3

Tenant may not put any signs on the Premises indicating that the same are for rent, or available for assignment or sub lease, and may put no signs of real estate brokers on the Premises. Tenant shall have the right, subject to Landlord's signage criteria and the regulations, codes and covenants of the City of Longmont and the business park in which the Building is located, to place identification signage at the entry to the Premises, at Tenant's cost and expense. 13. MAINTENANCE AND REPAIRS OF THE BUILDING; LANDLORD NOT LIABLE FOR DAMAGE TO CONTENTS. Landlord shall be responsible for maintenance and repairs of the roof, exterior finish and structural portions of the Building at the sole cost and expense of Landlord (however, all expenditures by Landlord in this regard shall be included in Operating Expenses as defined in Section 5.2.2 except w~ere specifically excluded) provided, however, that if any such maintenance or repairs are necessitated by the acts of Tenant or its employees, agents, contractors, sub-contractors, licensees, invitees or guests, Tenant shall reimburse Landlord for the cost of same, as additional Rent, to be paid within 10 days after delivery of invoice. All other maintenance, repairs and replacements within the Premises shall be performed by Tenant, at its own expense, including all necessary maintenance, repairs and replacements to pipes, plumbing systems, electrical systems, window or other glass, doors, fixtures, interior decorations, and all other appliances and appurtenances. Such repairs and replacements, ordinary as well as extraordinary, shall be made promptly, as and when necessary, so that the Premises are maintained in first class condition. All such maintenance, repairs and replacements shall be in quality and class at least equal to the original work. On default of Tenant in making such maintenance, repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant's account, and the expense shall constitute and be collectable as additional Rent, together with interest thereon as hereinafter provided. Notwithstanding Landlord's obligations elsewhere set forth in this Lease, under no circumstances shall Landlord be liable for damage to the contents of the Building or consequential damages to Tenant. Tenant shall indemnify and save harmless Landlord of and from liability for damages, liability or any claims against Landlord, including costs, attorney's fees and expenses of Landlord in defending against the same, on account of any injury to (or death of) any employee, agent, representative or invitee ofTenant. 14. CONDITION UPON SURRENDER- RETURN OF KEYS. Tenant shall vacate the Premises in the same condition as when received, ordinary wear and tear excepted, cleaned to the same standard as when received, and shall remove all of Tenant's property, so that Landlord can repossess the Premises not later than midnight on the day upon which this Lease or any extension hereof ends, whether upon notice, holdover or otherwise. Landlord shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other conditions or covenant of this Lease. Upon termination of this Lease, Tenant shall deliver to Landlord keys which operate all locks on the exterior or interior of the Premises, including, without limitation, keys to locks on cupboards and closets. Tenant shall retrieve all keys to the Premises which Tenant has delivered to employees or others, and include same with the keys delivered to Landlord. 15. STORAGE OUTSIDE THE BUILDING; NO WASTE; NO NUISANCE; COMPLIANCE WITH LAWS; FUTURE RULES AND REGULATIONS. Tenant shall use the Premises for the Permitted Use and for no other purpose, and occupancy is limited to the Occupancy Limit. Tenant shall conform to all present and future laws and ordinances of any governmental authority having jurisdiction over the Premises, and will make no use in violation of same. No outside storage shall be allowed unless first approved by Landlord in writing and then only in such areas as are designated as storage areas by Landlord. Tenant shall not commit or suffer any waste on the Premises. Tenant shall not permit any nuisance to be maintained on the Premises nor permit any disorderly conduct, noise, vibrations, or odors or other activity that may be dangerous or offensive to other occupants of any other part of the property of which the Premises are a part and/or of any adjoining property. As part of a common scheme for orderly development, use and protection, of its various properties and those properties adjacent to the Premises, Landlord may impose upon Tenant reasonable rules and regulations concerning parking and vehicle traffic; locations at which deliveries are to be made and access thereto; trash disposal; use of common areas such as recreation areas, corridors, and sidewalks; signs and directories; use of communication wires or cables which are used in common but which may be inadequate fully to serve all the demands placed upon them; provided that such rules and regulations shall be uniform in their application and shall not violate the express terms of this Lease elsewhere set forth. 16. LIABILITY FOR OVERLOAD. Tenant shall be liable for the cost of any damage to the Premises or the Building or the sidewalks and pavements adjoining the same which results from the movement of heavy articles or heavy vehicles or utility cuts made by or on behalf of Tenant. Tenant shall not overload the floors or any other part of the Premises. 17. INSURANCE. 17.1 Landlord's Insurance. Landlord shall keep the Building and improvements insured throughout the Term against losses covered by ISO Causes of Loss - Special Form Coverage, as defined in the insurance industry, which shall also cover loss of rents. Landlord shall pay any premium on such policy and such costs shall be included in Operating Expenses. Landlord may purchase a single policy covering buildings and grounds in addition to the Building and the Premises. In that event, the premium shall be allocated among the various covered buildings and the Premises in proportion to the number of square feet of building floor space in each area. 8 144652.3

17.2 General Liability Insurance. Tenant agrees to carry commercial general liability insurance in the minimum total amount of ONE MILLION Dollars ($1 ,000,000.00) for each occurrence of bodily injury and ONE MILLION Dollars ($1 ,000,000.00) for each occurrence ofproperty damage or $1 ,000,000 Combined Single Limits (CSL) bodily injury and property damage. Tenant also agrees to carry Comprehensive Automobile Liability insurance with a combined single limit of not less than $1 ,000,000 per occurrence for bodily injury and property damage. Tenant shall supply to Landlord certificates of insurance as provided in Section 17.6. In the event Tenant fails to secure such insurance or to give evidence to Landlord of such insurance by depositing with Landlord certificates as provided below, Landlord may purchase such insurance in Tenant's name and charge Tenant the premiums therefor. Bills for the premiums therefor shall be deemed and paid as additional Rent due within 10 days after delivery of invoice. Landlord, Goff Capital Partners, L.P., Flatiron Property Management LLC and such other parties that Landlord shall reasonably require from time to time shall be named as additional insured's (using endorsement form CG 20 10 07 04 or such other form Landlord may require from time to time) in all of the foregoing insurance policies with a statement to that effect set forth in the certificates of insurance furnished to Landlord. Flatiron Property Management LLC, having an address of 2101 Ken Pratt Boulevard, Suite 101 , Longmont, Colorado 80501 , or such other party that Landlord shall require from time to time, shall be named "Certificate Holder" on all certificates of insurance required hereunder. In the event Tenant has multiple locations all insured under one policy, then Tenant shall provide to Landlord an aggregate limit endorsement specific to the Premises. 17.3 Tenant Improvements. Tenant agrees to carry insurance covering all of Tenant's leasehold improvements, alterations, additions, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, in an amount not less than 100% of the full replacement cost of such items from time to time during the Term, providing protection against any peril included within an "All-Risk" policy, with a deductible amount not to exceed $10,000.00. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate due to destruction of the Premises as provided below. Leasehold improvements shall include all improvements above the concrete floor and below the concrete or steel roof deck and roof structure whether completed specifically for Tenant or existing prior to the Commencement Date and those tenant improvements made by Tenant or on Tenant's behalf by Landlord. 17.4 Other Insurance. Tenant agrees to carry insurance against such other hazards and in such amounts as the holder of any mortgage or deed oftrust to which this Lease is subordinate may require from time to time. 17.5 Waiver of Subrogation. Landlord and Tenant waive all rights of recovery against the other and its respective officers, partners, members, agents, representatives, and employees for loss or damage to its real and personal property kept in the Building which is capable of being insured against under ISO Causes of Loss - Special Form Coverage, or for loss of business revenue or extra expense arising out of or related to the use and occupancy of the Premises. Tenant also waives all such rights of recovery against Landlord's Building manager and/or property manager. Each party shall, upon obtaining the property damage insurance required by this Lease, notify the insurance carrier that the foregoing waiver is contained in this Lease and obtain an appropriate waiver of subrogation provision in the policies. 17.6 Other Provisions Regarding Tenant's Insurance. All insurance required ofTenant in this Lease shall be effected under enforceable policies issued by insurers licensed to do business in Colorado with a Best's Financial Strength Rating of no less than A-X. At least 30 days prior to the expiration date of any such policy, a certificate evidencing a new or renewal policy shall be delivered by Tenant to Landlord. Within 15 days after the premium ·on any policy shall become due and payable, Landlord shall be furnished with satisfactory evidence of its payment. To the extent obtainable, all policies shall contain an agreement that, notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance, such policies shall not be canceled except upon 30 days prior written notice to Landlord, and that the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises. If Tenant provides any insurance required of Tenant by this Lease in the form of a blanket policy, Tenant shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises. 17.7 Changes in Standard Policies. If the definition of insurance industry policy language relating to "All-Risk" insurance or other term changes, the insurance requirements hereunder shall be modified to conform to the existing insurance industry language; however, the dollar amount of the coverage's required under this Lease shall not be less than those existing at the time of the effective beginning date of this Lease. 17.8 No Use of Premises in Violation of Insurance Policies. Tenant shall make no use of the Premises which would void or make voidable any insurance upon the Premises or Building or which would increase any insurance premiums for insurance on the Premises or the Building. 18. FIRE REGULATIONS - TENANT RESPONSIBILITY. It shall be Tenant's sole and exclusive responsibility to meet all fire regulations of any governmental unit having jurisdiction over the Premises to the extent such regulations affect Tenant's operations, at Tenant's sole expense. 19. REPLACEMENT OF BUILDING - CASUALTY DAMAGE. If the Premises are damaged or destroyed by fire or other cause at any time after the Date of Commencement of this Lease, Landlord shall proceed with due diligence to 9 144652.3 repair or restore the same to the same condition as existed before such damage or destruction, and as soon as possible thereafter will give possession to Tenant of the Premises without diminution or change of location. Provided, however, that in case of total destruction of the Premises by fire, or in case the Building is so badly damaged that, in the opinion of Landlord, it is not feasible to repair or rebuild the same, then, Landlord shall have the right to terminate this Lease instead of rebuilding the improvements; provided, however, that Landlord shall give Tenant written notice of Landlord's intention to terminate, said notice to be served not later than 30 days after the occurrence of the damage to the property. In the event the Premises are rendered temporarily untenantable because of fire or other casualty, monthly Base Rent shall abate on the untenantable area until the Premises are restored to their former condition, abatement to be based on the square feet of Building floor space in the untenantable area compared to the total square feet of Building floor space in the Premises. Provided, however, that to the extent the damage or destruction results from the negligence or other action of Tenant or its employees, agents, contractors, subcontractors, invitees, guests or licensees, Tenant shall pay for the restoration or repair, to the extent the cost of same is not covered by Landlord's insurance. 20. ENVIRONMENTAL MATTERS. 20.1 Definitions. 20.1.1 Hazardous Material. Hazardous Material means any substance: (a) the presence of which requires investigation, notice or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or (b) which is or becomes defined as a "hazardous material," "hazardous waste," "hazardous substance," "regulated substance," "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.), Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Colorado Underground Storage Tank Act (Colo. Rev. Stat. §25-18-101 et seq.), and/or the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.); or (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of Colorado or any political subdivision thereof; or (d) the presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; or (e) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (g) radon gas. 20.1.2 Environmental Requirements. Environmental Requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation: (a) All requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (b) All requirements pertaining to the protection of the health and safety of employees or the public. 20.1.3 Environmental Damages. Environmental Damages means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' and witnesses' fees, any of which are incurred at any time as a result ofthe existence of Hazardous Material upon, about, beneath the Premises or migrating or-threatening to migrate to or from the Premises, or the existence of a violation of Environmental Requirements pertaining to the Premises, including without limitation: 10 144652.3

(a) Damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Tenant; (b) Fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision or court, or reasonably necessary to make full economic use of the Premises and any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collecting any sums due hereunder; (c) Liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced herein; and (d) Diminution in the value of the Premises and adjoining property, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises and adjoining property. 20.2 Tenant's Obligation to Indemnify, Defend and Hold Harmless. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages arising from activities of Tenant or its employees, agents, contractors, subcontractors, or guests, licensees, or invitees which (1) result in the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises, or (2) result in the violation of any Environmental Requirements pertaining to the Premises and the activities thereon: 20.2.1 Landlord; 20.2.2 any other person who acquires an interest in the Premises in any manner, including but not limited to purchase at a foreclosure sale or otherwise; and 20.2.3 the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns, guests and invitees of such persons. This obligation shall include, but not be limited to, the burden and expense of the indemnified parties in defending all claims, suits and administrative proceedings, including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. Tenant, at its sole expense, may employ additional counsel of its choice to associate with counsel representing the indemnified parties. 20.3 Tenant's Obligation to Remediate. Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon demand of Landlord, and at its sole cost and expense, promptly take all actions to remediate the Premises which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Premises, or are required by Environmental Requirements, which remediation is necessitated by the 1) introduction of a Hazardous Material upon, about or beneath the Premises or 2) a violation of Environmental Requirements, either of which is caused by the actions of Tenant, its employees, agents, contractors, subcontractors, guests, invitees or licensees. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off ofthe Premises. Tenant shall take all actions necessary to restore the Premises to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Premises, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. All such work shall be performed by one or more contractors, selected by Tenant and approved in advance and in writing by Landlord. Tenant shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable requirements of governmental entities. Any such actions shall be performed in a good, safe and workmanlike manner and shall minimize any impact on the business conducted at the Premises. Tenant shall pay all costs in connection with such investigatory and remedial activities, including but not limited to all power and utility costs, and any and all taxes or fees that may be applicable to such activities. Tenant shall promptly provide to Landlord copies of testing results and reports that are generated in connection with the above activities, and copies of any correspondence with any governmental entity related to such activities. Promptly upon completion of such investigation and remediation, Tenant shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with applicable federal, state and local laws and regulations, remove all associated equipment, and restore the Premises to the maximum extent possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder. 11 0\\6 144652.3

Provided, however, that Tenant shall not be obligated to remediate environmental damages which result from seepage of Hazardous Materials onto the Premises from adjacent property unless the presence on the adjacent property was caused by Tenant or its employees, agents, contractors, subcontractors, guests, invitees or licensees. 20.4 Notification. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Premises or past or present activities of any person thereon, or that any representation set forth in this Lease is not or is no longer accurate, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord, within ten days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, correcting information, or actual or threatened event or condition, together with copies of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification or communication. 20.5 Negative Covenants. 20.5.1 No Hazardous Material on Premises. Except in strict compliance with all Environmental Requirements, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises by Tenant, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or any other person. Tenant shall deliver to Landlord copies of all documents which Tenant provides to any governmental body in connection with compliance with Environmental Requirements with respect to the Premises, such delivery to be contemporaneous with provision of the documents to the governmental agency. 20.5.2 No Violations of Environmental Requirements. Tenant shall not cause, permit or suffer the existence or the commission by Tenant, its agents, employees, contractors, subcontractors or guests, licensees or invitees, or by any other person of a violation of any Environmental Requirements upon, about or beneath the Premises or any portion thereof. 20.5.3 No Environmental or Other Liens. Tenant shall not create or suffer or permit to exist with respect to the Premises, any lien, security interest or other charge or encumbrance of any kind, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 ( 42 U.S. C. section 9607(1) or any similar state statute to the extent that such lien arises out of the actions of Tenant, its agents, employees, contractors, subcontractors or guests, licensees or invitees. 20.6 Landlord's Right to Inspect and to Audit Tenant's Records. Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Premises and to inspect and audit Tenant's records concerning Hazardous Materials at any reasonable time to determine whether Tenant is complying with the terms of this Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Premises or surrounding properties and activities thereon. If Landlord has reasonable cause to believe Tenant is in default with respect to any of the provisions of this Lease related to Hazardous Materials, Environmental Requirements or Environmental Damages, then Landlord shall have the right, but not the duty, to retain at the sole expense of Tenant an independent professional consultant to enter the Premises to conduct such an inspection and to inspect and audit any records or reports prepared by or for Tenant concerning such compliance. Tenant hereby grants to Landlord the right to enter the Premises and to perform such tests on the Premises as are reasonably necessary in the opinion of Landlord to assist in such audits and investigations. Landlord shall use reasonable efforts to minimize interference with the business of Tenant by such tests inspections and audits, but Landlord shall not be liable for any interference caused thereby. 20.7 Landlord's Right to Remediate. Should Tenant fail to perform or observe any of its obligations or agreements pertaining to Hazardous Materials or Environmental Requirements, then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to this Lease, to enter the Premises personally or through its agents, consultants or contractors and perform the same. Tenant agrees to indemnify Landlord for the costs thereof and liabilities therefrom as set forth in Section 20.2. 20.8 Survival of Environmental Obligations. The obligations of Tenant as set forth in Section 20 and all of its subsections shall survive termination of this Lease. 21. ENTRY BY LANDLORD. Landlord, or its authorized representative, and/or any lender or prospective lender, shall have the right to enter the Premises during the Term at all reasonable times during usual business hours for purposes of inspection, and/or the performance of any maintenance, repairs or replacement therein. Landlord shall give Tenant such advance notice of entry as is reasonable in light of the purpose for the entry, except in the event of an emergency or regularly scheduled maintenance when no notice is required. Landlord shall have the right to enter the Premises and show the same to a prospective tenant during the last 180 days of this Lease or any extended term, unless the Term shall have been extended by mutual written agreement or delivery of notice of exercise of any option to extend. 12 144652.3

22. DEFAULT- REMEDIES OF LANDLORD. 22.1 Default Defined. Any one or more of the following events (each of which is herein sometimes called "event of default") shall constitute a default: 22.1.1 Tenant defaults in the due and punctual payment of any Rent, taxes, tax deposits, insurance premiums, maintenance fees or other sums required to be paid by Tenant under this Lease when and as the same shall become due and payable; 22.1.2 Tenant abandons the Premises; 22.1.3 Tenant defaults in the performance of or compliance with any of the covenants, agreements, terms and conditions contained in this Lease other than those referred to in the foregoing Section 22.1.1, and such default shall continue for a period of 10 days after written notice thereof from Landlord to Tenant, and shall not be cured as permitted by Section 22.9; 22.1.4 Tenant files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent, or takes the benefit of any relevant legislation that may be in force for bankrupt or insolvent debtors or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation, or proceedings are taken by Tenant under any relevant Bankruptcy Act in force in any jurisdiction available to Tenant, or Tenant seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises, or makes any general assignment for the benefit of creditors; 22.1 .5 A petition is filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation, and shall remain undismissed for an aggregate of 120 days, or if any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises is appointed without the consent or acquiescence of Tenant and such appointment remains unvacated for an aggregate of 20 days. 22.2 Landlord's Remedies in the Event of Default. In the event of any event of default, Landlord shall have the option, without further notice to Tenant or further demand for performance, to exercise any one or more of the following remedies (and any other remedy available at law or in equity): 22.2.1 If Tenant has been late in payment of Rent or other sums due on four or more occasions during any period of one year, Landlord, without terminating this Lease, may 1) require that all future payments be made by bank cashier's check, and/or 2) require an additional security deposit in the amount of the then-current Base Rent for two months, and/or 3) require that Rent for each month be paid on or before the 15th day of the preceding month. Such requirement shall be imposed by Landlord's written notice delivered to Tenant. The additional security deposit shall be paid within 10 days after delivery ofthe notice. Landlord may or may not exercise the remedies provided in this Section 22.2.1 , in its sole discretion. The exercise of the remedies provided in this Section 22.2.1 shall not be required prior to the exercise of any other available remedy. 22.2.2 Without obligation to seek a new tenant, to institute suit against Tenant to collect each installment of Rent or other sum as it becomes due or to enforce any other obligation under this Lease even though the Premises be left vacant. 22.2.3 As a matter of right, to procure the appointment of a receiver for the Premises by any court of competent jurisdiction upon ex parte application and without notice, notice being hereby expressly waived. All rents, issues and profits, income and revenue from the Premises shall be applied by such receiver to the payment of the rent, together with any other obligations of Tenant under this Lease. 22.2.4 In compliance with applicable law, to re-enter and take possession ofthe Premises and all personal property therein and to remove Tenant and Tenant's agents and employees therefrom, and either: a) terminate this Lease and sue Tenant for damages for breach of the obligations of Tenant to Landlord under this Lease; or b) without terminating this Lease, relet, assign or sublet the Premises and personal property, as the agent and for the account of Tenant in the name of Landlord or otherwise, upon the terms and conditions Landlord deems fit with the new Tenant for such period (which may be greater or less than the period which would otherwise have constituted the balance of the Term) as Landlord may deem best, and collect any Rent due upon any such reletting. In this event, the rents received on any such reletting shall be applied first to the expenses of reletting and collecting, including, without limitation, all repossession costs, reasonable attorneys' fees, and real estate brokers' commissions, alteration costs and expenses of preparing said Premises for reletting, and thereafter toward payment of the Base Rent and of any other amounts payable by Tenant to Landlord. If the sum realized shall not be sufficient to pay the Rent and other charges due from Tenant, then within five days after demand, 13 144652.3

Tenant will pay to Landlord any deficiency as it accrues. Landlord may sue therefor as each deficiency shall arise if Tenant shall fail to pay such deficiency within the time limit. 22.3 Tenant to Surrender Peaceably. In the event Landlord elects to re-enter or take possession of the Premises, Tenant shall quit and peaceably surrender the Premises to Landlord, and Landlord may enter upon and re-enter the Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and may have, hold and enjoy the Premises and the right to receive all rental income of and from the same. 22.4 No Termination by Re-Entry. No re-entry or taking of possession by Landlord shall be construed as an election on Landlord's part to terminate or accept surrender of this Lease unless Landlord's written notice of such intention is delivered to Tenant. 22.5 Injunction. In the event of any breach by Tenant of any of the agreements, terms, conditions or covenants contained in this Lease, Landlord, in addition to any and all other rights, shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as though re-entry, summary proceedings, and other remedies were not provided for in this Lease. 22.6 Remedies Listed are Cumulative and Non-Exclusive. The enumeration of the foregoing remedies does not exclude any other remedy, but all remedies are cumulative and shall be in addition to every other remedy now or hereafter existing at law or in equity, including, but not limited to, the remedies provided in Section 23 concerning Landlord's security interest in Tenant's personalty and Landlord's right to remove same. 22.7 Interest on Sums Past Due. In addition to the late charge which is elsewhere established, all Rent and all other amounts due from Tenant hereunder shall bear interest at the rate of 18% percent per annum compounded annually from their respective due dates until paid, provided that this shall in no way limit, lessen or affect any claim for damages by Landlord for any breach or default by Tenant. 22.8 Attorneys' Fees. Reasonable attorneys' fees, expert witness fees, consulting fees and other expenses incurred by either party by reason of the breach by either party in complying with any of the agreements, terms, conditions or covenants of this Lease shall constitute additional sums to be paid to the prevailing party on demand. 22.9 Time to Cure Certain Non-Monetary Defaults. In the event of any default other than failure to pay a sum of money, for which notice has been given as provided herein, which because of its nature can be cured but not within the period of grace heretofore allowed, then such default shall be deemed remedied, if the correction thereof shall have been commenced within said grace period or periods and shall, when commenced, be diligently prosecuted to completion. 22.10 Landlord Default. If Landlord is in default under any of its obligations and the default continues for 30 days after written notice from Tenant (subject to extension pursuant to Section 22.9), Tenant may pursue all remedies at law or in equity. Tenant may not offset any sum due or assertedly due from Landlord to Tenant against any sum due from Tenant to Landlord. Tenant agrees that if Tenant obtains a judgment against Landlord arising out of Landlord's obligations under this Lease, such judgment may be satisfied only by execution and sale of Landlord's interest in the Premises leased hereby. Tenant may not seek execution against other property of Landlord, nor pursue any judgment, execution or other remedy against the partners or other owners of Landlord or any of their property. Immediately upon receipt of Landlord's written request, Tenant will release any property (other than the Premises leased hereby) from the lien of any judgment obtained by Tenant against Landlord arising out of Landlord's obligations under this Lease. 23. RESERVED. 24. LEGAL PROCEEDINGS AGAINST TENANT BY THIRD PARTIES; TENANT TO PAY LANDLORD'S FEES. In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof, shall be made a party to any litigation by reason of Tenant's interest in the Premises, or, in the event Landlord shall be required to commence any legal proceedings relating to the Premises and Tenant's occupancy thereof and Tenant's relation thereto, Landlord shall be allowed and Tenant shall be liable for and shall pay all costs and expenses incurred by Landlord, including reasonable attorneys' fees, expert witness fees and consultant's fees. 25. INDEMNIFICATION BY TENANT AND BY LANDLORD. Tenant shall indemnify and save harmless Landlord of and from liability for damages or claims against Landlord, including costs, attorneys' fees and expenses of Landlord in defending against the same, on account of injuries to (or death of) any person or property, if the injuries (or death) are caused by Tenant, its agents, subcontractors, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or if such injuries (or death) are the result of the violation by Tenant, its agents, subcontractors, servants, or employees, of laws, ordinances, other governmental regulations, or ofthe terms of this Lease. Landlord shall indemnify and save harmless Tenant of and from liability for damages or claims against Tenant, including costs, attorneys' fees and expenses of Tenant in defending against the same, on account of injuries to (or death of) any 14 ~\)6 144652.3 person or property, if the injuries (or death) are caused by Landlord, its agents, or employees, or where such injuries (or death) are the result of the violation by Landlord, its agents, or employees, of laws, ordinances, other governmental regulations, or of the terms of this Lease. Landlord provides recreation facilities for the use of employees of Tenant and other occupants within the property developed by Landlord, which property presently includes LONG'S PEAK INDUSTRIAL PARK, FIRST, SECOND and THIRD FILINGS, and portions of ST. VRAIN CENTRE, both in the City of Longmont and County of Boulder, Colorado, and will include such additional property in the immediate vicinity thereof as may be developed by Landlord. The term "recreation facilities" includes, at present, a fitness trail with 34 exercise stations, volleyball courts, basketball courts, and a park, and will include such additional facilities as Landlord may provide. Tenant shall indemnify and save harmless Landlord of and from liability for damages or claims against Landlord, including costs, attorneys' fees and expenses of Landlord in defending against the same, on account of any injury to (or death of) an employee of Tenant arising out of use of the recreation facilities. Tenant acknowledges that Landlord may cease to operate the recreation facility at any time for any reason without cause. 26. ASSIGNMENT OR SUBLETTING. 26.1 Tenant shall not sublet any part of the Premises nor assign or otherwise transfer this Lease or any interest herein (sometimes referred to as "Transfer," and the subtenant or assignee may be referred to as "Transferee") without the prior written consent of Landlord in each instance first being obtained, which consent will not be unreasonably withheld provided that: (1) Tenant complies with the provisions of Section 26.3; (2) Landlord declines to exercise its rights under Section 26.3; (3) the Transferee is engaged in a business and the portion of the Premises will be used for the Permitted Use in a manner which is in keeping with the then standards of the Building and does not conflict with any exclusive use rights granted to any other tenant of the Building; (4) the Transferee has reasonable financial worth in light of the responsibilities involved; (5) Tenant is not in default at the time it makes its request; (6) the Transferee is not a governmental or quasi-governmental agency; and (7) the Transferee is not a tenant or currently negotiating a lease with Landlord in any building owned by Landlord in the metropolitan area of the Building. 26.2 Transfer includes a sale by Tenant of substantially all of its assets or stock if Tenant is a publicly traded corporation, a merger of Tenant with another corporation, the transfer of 49% or more of the stock in a corporate tenant whose stock is not publicly traded, or transfer of 25% or more of the beneficial ownership interests in a partnership or limited liability company tenant. Notwithstanding anything to the contrary in this Section 26, Tenant may, without obtaining Landlord's consent, complete a Transfer to a Permitted Transferee subject to the following conditions: (i) the proposed use of the Premises shall be the same as Tenant's use and Landlord shall not be required, as a result of applicable laws, to make any renovations to the Building or common areas or provide special services as a result of such Transfer; and (ii) not less· than 30 days following the effective date of the Transfer, Tenant provides Landlord with documentation evidencing such transaction and such other evidence as Landlord may reasonably require to establish that such transaction complies with the provisions of this Section. "Permitted Transferee" means: (i) any subsidiary or affiliate in which Tenant owns a substantial interest; (ii) any parent of Tenant; (iii) any subsidiary or affiliate in which Tenant's parent owns a substantial interest; or (iv) any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant provided that the resulting corporation has a net worth at least equal to Tenant's net worth as of the date hereof. 26.3 Except for a Transfer to a Permitted Transferee, Tenant must notify Landlord at least 60 days prior to the desired date of a proposed Transfer ("Transfer Request"). The Transfer Request shall describe the terms and conditions of the proposed Transfer. Within 30 days following receipt of a Transfer Request, Landlord shall notify Tenant ("Landlord's Notice") of its election of the following as applicable: (I) Landlord shall have the right to identify a proposed Transferee to accept the Transfer Request and Tenant shall not unreasonably withhold consent to a Transfer to the identified party, in which event the rent and other sums due from the Transferee will be paid to Tenant directly. Landlord has no responsibility for such Transferee's performance of its obligations to Tenant; or (2) If a Transfer Request involves 25% or more of the Premises, Landlord may recapture such space by terminating Tenant's Lease obligations as to the applicable portion ofthe Premises; provided, however, if Landlord makes such election, Tenant may, within 15 days after Landlord's Notice, withdraw a Transfer Request. If such termination occurs, it shall be effective on the date designated in Landlord's Notice, which date shall not be more than 30 days following such notice; or (3) Landlord may waive Landlord's rights under (1) and (2) above, as applicable, in which case Tenant shall be free to make a Transfer substantially identical to that described in the Transfer Request to any third party, subject to Landlord's consent as provided in Section 26.1. If Tenant does not complete the Transfer within 60 days following Landlord's Notice or materially modifies terms from those in the Transfer Request, then, prior to a Transfer to a third party, Tenant must resubmit a modified Transfer Request to Landlord and repeat the process in accordance with the provisions hereof. 15 144652.3

26.4 All documents utilized by Tenant to evidence a Transfer are subject to approval by Landlord. Tenant shall pay Landlord's expenses, including reasonable attorneys' fees, of determining whether to consent and in reviewing and approving the documents. Tenant shall provide Landlord with such information as Landlord reasonably requests regarding a proposed Transferee, including financial information. 26.5 Following any Transfer in accordance with this Section 26, Landlord may, after any default by Tenant, collect rent from the Transferee or occupant and apply the net amount collected to the Rent, but no such collection will be deemed an acceptance of the Transferee or occupant as Tenant or release Tenant from its obligations. Consent to a Transfer shall not relieve Tenant from obtaining Landlord's consent to any other Transfer. Notwithstanding a Transfer, even if consented to by Landlord, Tenant will not be released and continues to be primarily liable for its obligations. If Tenant collects any rent or other amounts from a Transferee in excess of the Rent for any monthly period, Tenant shall pay Landlord 50% of such monthly excess, as and when received, after deduction of Tenant's reasonable transaction costs incurred for such Transfer amortized monthly on a straight-line basis over the term of such Transfer. 26.6 If a trustee or debtor in possession in bankruptcy is entitled to assume control over Tenant's rights under this Lease and assigns such rights to any third party notwithstanding the provisions hereof, the rent to be paid by such party shall be increased to the current Base Rent (if greater than that being paid for the Premises) which Landlord charges for comparable space in the Building as of the date of such third party's occupancy. If Landlord is entitled under the Bankruptcy Code to "Adequate Assurance" of future performance of this Lease, the parties agree that such term includes the following: (1) Any assignee must demonstrate to Landlord's reasonable satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as large as the net worth of Tenant on the Commencement Date increased by 7%, compounded annually, for each year thereafter through the date of the proposed assignment. Tenant's financial condition was a material inducement to Landlord in executing this Lease. (2) The assignee must assume and agree to be bound by the provisions of this Lease. 27. LANDLORD'S WARRANTY OF TITLE; QUIET ENJOYMENT. Subject to Tenant not being in default under this Lease, Landlord covenants it has good right to lease the Premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy, and enjoy the Premises during the Term, except as provided in Section 30 concerning subordination to mortgage lenders. 28. ADDITIONAL DEVELOPMENT OF PROPERTY - RIGHTS OF LANDLORD. Landlord does reserve, during the Term, the right to go upon and deal with the Premises or part thereof for the purpose of implementing a common development plan for the project of which the Premises are a part, and to install non-exclusive sidewalks, paths, roadways and other street improvements for use by vehicles, pedestrians, and for parking; to undertake such drainage programs to handle underground and surface drainage water and to make any other changes and/or improvements as Landlord shall deem advisable in the exercise of its sole discretion; provided, however, any such action by Landlord shall not unreasonably interfere with the rights of Tenant hereunder. 29. GOVERNMENTAL ACQUISITION OF THE PREMISES. The parties agree that Landlord shall have sole and exclusive authority to negotiate and settle all matters pertaining to the acquisition of all or part of the Premises by a governmental agency by eminent domain or threat thereof (condemnation), and to convey all or any part of the Premises under threat of condemnation, and this Lease shall terminate as to any area so conveyed. It is agreed that any compensation for land and/or buildings to be taken whether resulting from negotiation and agreement or condemnation proceedings, shall be the exclusive property of Landlord, and that there shall be no sharing whatsoever between Landlord and Tenant of any such sum. Such taking of property shall not be considered as a breach of this Lease by Landlord, nor give rise to any claims in Tenant for damages or compensation from Landlord. Tenant may separately claim and recover from the condemning authority the value of any personal property owned by Tenant which is taken, and any relocation expenses owed to Tenant by the condemning authority, provided that any such recovery shall not reduce Landlord's recovery. If any portion of the Premises is so taken, then Landlord, at its election, may replace the square footage taken with space in the Building, or may provide building area essentially the same as the Premises in a reasonably adjacent location, within 10 days after the conveyance or taking, under the same terms and conditions as contained in this Lease, and this Lease shall be in full force and effect as to the new Premises. If Landlord does not so provide reasonable space, then Tenant shall have two options. First, Tenant may terminate this Lease by written notice delivered to Landlord within 60 days after the conveyance or taking. Second, Tenant may retain the remaining portion of the Premises, under all the terms and conditions hereof, but the Base Rent shall be reduced in proportion to the number of square feet of building floor space taken compared to the number of square feet of building floor space in the Premises prior to the taking. · 30. SUBORDINATION OF THE LEASEHOLD TO MORTGAGES. This Lease shall be subject and subordinate in priority at all times to the lien of any existing and/or hereafter executed mortgages and trust deeds encumbering the Premises. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages or trust deeds as may be desired by the mortgagee or holder of such trust deeds. Tenant hereby appoints Landlord as his attorney in fact, irrevocably, to execute and deliver any such instrument for Tenant. Tenant further agrees that promptly following the Commencement Date, 16 144652.3

Landlord and Tenant will execute an estoppel certificate in the fonn attached as Exhibit D setting forth the Commencement Date, the Expiration Date and such other matters described therein, and thereafter, at any time and from time to time upon not less than 10 days prior written request by Landlord, to execute, acknowledge, and deliver to Landlord an estoppel affidavit in form acceptable to Landlord and the holder of any existing or contemplated mortgage or deed of trust encumbering the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (2) that there are no uncured defaults in Landlord's performance; and (3) that not more than one month's Rent has been paid in advance. Further, upon request, Tenant shall supply to Landlord a corporate resolution certifying that the party signing this statement on behalf of Tenant is properly authorized to do so, if Tenant is a corporation. Tenant agrees to provide Landlord within ten business days of Landlord's request, Tenant's most recently completed financial statements and such other financial infonnation as reasonably requested by Landlord in order to verify Tenant's financial condition to satisfy requirements of Landlord's existing or contemplated lender or mortgagee. Tenant agrees with lender and Landlord that ifthere is a foreclosure of any such mortgage or deed of trust and pursuant to such foreclosure, the Public Trustee or other appropriate officer executes and delivers a deed conveying the Premises to the lender or its designee, or in the event Landlord conveys the Premises to the lender or its designee in lieu of foreclosure, Tenant will attorn to such grantee of the Premises, rather than to Landlord, to perfonn all of Tenant's obligations under this Lease, and Tenant shall have no right to tenninate this Lease by reason of the foreclosure or deed given in lieu thereof. 31 . RECORDING - CONFIDENTIALITY. This Lease shall not be recorded. All communications and infonnation obtained by either party during the negotiations of this Lease, the actual terms and conditions of this Lease, including without limitation all infonnation obtained by Landlord while in the Premises (but specifically excluding infonnation relating to the physical premises owned by Landlord which relates to the operation of the Building and the nonnal performance of Landlord and Landlord's agents of the management, maintenance, repair and renovation duties with respect to the Building) shall be deemed confidential and proprietary (collectively the "Protected lnfonnation"). Without the prior written consent of an authorized representative of either party, Landlord and Tenant or its agents, shall not divulge to ariy third party any Protected Infonnation, except as required by law or valid order of a court or tribunal. Prior to disclosure of any Protected Infonnation, whether as required by law or court order or otherwise, either party shall infonn the other party, in writing, the nature and reasons for such disclosure. 32. NO WAIVER OF BREACH; ACCEPTANCE OF PARTIAL PAYMENTS OF RENT. No assent, or waiver expressed or implied, or failure to enforce, as to any breach of any one or more of the covenants or agreements herein shall be deemed or taken to be a waiver of any succeeding or additional breach. Payment by Tenant or receipt by Landlord of an amount less than the Rent or other payment provided for herein shall not be deemed to be other than a payment on account of the earliest Rent then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or other payment without prejudice to Landlord's right to recover the balance of all Rent then due, and/or to pursue any or all other remedies provided for in this Lease, in law, and/or in equity including, but not limited to, eviction of Tenant. Specifically, but not as a limitation, acceptance of a partial payment of Rent shall not be a waiver of any default by Tenant. 33. CONTROLLING LAW; AND PARTIAL INVALIDITY; MODIFICATIONS OR EXTENSIONS. No modification of this Lease shall be binding unless endorsed hereon or otherwise written and signed by the respective parties. The Lease, and all terms hereunder shall be governed by the laws of the State of Colorado, exclusive of its conflicts of laws rules. Should any term or provision of this Lease be invalid or unenforceable, the remainder of this Lease shall be not be affected thereby each term and provision of this Lease shall be valid and be enforced to the fullest extent pennitted by law. No modification of this Lease shall be binding unless endorsed hereon or otherwise written and signed by the respective parties. 34. INUREMENTS. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors. This Lease shall be signed by the parties in duplicate, each of which shall be a complete and effective original lease. 35. TIME. Time is of the essence in this Lease in each and all of its provisions in which performance is a factor. 36. ADDRESSES; EMPLOYER IDENTIFICATION NUMBERS; METHOD OF GIVING NOTICE. All Rent and other monetary obligations due under this Lease shall be mailed to the Rent Payment Address set forth in Section 1.11 of this Lease. All notices or other communications required or desired to be given to Landlord must be in writing and shall be deemed received when delivered personally to any officer, partner, or member of Landlord (depending upon the nature of Landlord), or when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Landlord's Notice Address set forth in Section 1.10 of this Lease, or when deposited with a nationally-recognized overnight courier service with verification of delivery, addressed to Landlord's Notice Address set forth in Section 1 of this Lease. All notices or communications required or desired to be given to Tenant shall be in writing and deemed duly served when delivered personally to any officer, employee, partner, or member of Tenant (depending upon the nature of Tenant), individually if a sole proprietorship, or manager of Tenant whose office is in the Building, or when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Tenant's Notice Address set forth in Section 1.13, 17 144652.3 or when deposited with a nationally-recognized overnight courier service with verification of delivery, addressed to Tenant's Notice Address set forth in Section 1.13. Facsimile signatures shall be binding as original signatures so long as the originally signed signature page is received by a nationally-recognized overnight courier service the next day. The foregoing does not prohibit notice from being given as provided in the rules of civil procedure, as amended from time to time, for the state in which the Building is located. Either party may change its notice address, street or mailing address, or fax number, for purposes hereof, by written notice delivered to the other. 37: DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS. Tenant, by execution ofthis Lease and occupancy of the Premises, agrees to comply with the Master Declaration of Covenants, Conditions and Restrictions applicable to the Premises (the "Declarations"). 38. ADDITIONAL PROVISIONS. 38. 1 Brokers. Tenant represents it has not employed any broker with respect to this Lease and has no knowledge of any broker's involvement in this transaction except those listed in Sections 1.15 and 1.16 (collectively, the "Brokers"). Tenant shall indemnifY and hold Landlord harmless of and from any and all loss, costs, damages or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to any broker or person claiming through Tenant and arising out of or in connection with the negotiation, execution and delivery of this Lease, other than to the Brokers. Additionally, Tenant acknowledges and agrees that Landlord shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease, other than to Brokers identified in Sections 1.15 and 1.6. In the event any claim shall be made against Landlord by any broker, other than the Brokers, who shall claim to have negotiated this Lease on behalf of Tenant or to have introduced Tenant to the Building or to Landlord, Tenant shall be liable for payment of all attorneys' fees, costs and expenses incurred by Landlord in defending against the same, and in the event such broker shall be successful in any such action, Tenant shall, in addition, make payment to such broker. Tenant acknowledges that Landlord is not liable for any representations by the Brokers regarding the Premises, Building, or this Lease. 38.2 Parking. Landlord will make available the number of parking spaces for Tenant's use as set forth in Section 1.17 at no additional charge throughout the Term. All parking spaces shall be in and out, non-assigned parking spaces in the surface parking area designated by Landlord for use by tenants of the Building. Notwithstanding the above, the right granted to Tenant to use such spaces is non-exclusive and a license only and Landlord's inability to make such spaces available at any time for reasons beyond Landlord's reasonable control is not a material breach by Landlord of its obligations hereunder. Tenant has no rights to use any parking areas except as designated by Landlord for the Building. All vehicles parked in the parking area and the personal property therein shall be at the sole risk of Tenant, Tenant's agents and the users of such spaces and Landlord shall have no liability for loss or damage thereto for whatever cause. 38.3. Substitute Premises. Landlord has the right at any time upon 30 days' prior notice to Tenant to substitute other space within the Building or other buildings owned by Landlord in the vicinity of the Building, including substantially comparable tenant finish, for the Premises (the "Substitute Premises"). Tenant shall relocate to the Substitute Premises on the date specified in Landlord's notice which will be no sooner than 30 days after notice. Landlord will pay all reasonable expenses incurred by Tenant to move its furniture, fixtures, and equipment to the Substitute Premises. The suite number designation and Exhibit A-2 shall be deemed revised to reflect the description of the Substitute Premises. Except for such revisions, the provisions of this Lease are applicable to the Substitute Premises which are the Premises following Tenant's move. 38.4 Transfer by Landlord. The term "Landlord" means so far as obligations of Landlord are concerned, only the owner of the Building at the time in question and, if any transfer of the title occurs, Landlord herein named (and in the case of any subsequent transfers, the then grantor) is automatically released from and after the date of such transfer of all liability as respects performance of any obligations of Landlord thereafter to be performed. Any funds in Landlord's possession at the time of transfer in which Tenant has an interest will be turned over to the grantee and any amount then due Tenant under this Lease will be paid to Tenant. 38.5 No Merger. The termination or mutual cancellation of this Lease will not work a merger, and such termination or cancellation will at the option of Landlord either terminate all subleases or operate as an automatic assignment to Landlord of such subleases. 38.6 Common Area Use. Landlord may use any of the common areas for the purposes of completing or making repairs or alterations to any portion of the Building or land. 38.7 Construction. The parties waive any rule of construction that ambiguities are to be resolved against the drafting party. Any words following the words "include," "including," "such as," "for example," or similar words or phrases shall be illustrative only and are not intended to be exclusive, whether or not language of non-limitation is used. 18 144652.3

38.8 Section and Paragraph Headings; Grammar. All section or paragraph headings are made for the purposes of ease of location of terms and shall not affect or vary the terms hereof Throughout this Lease, wherever the words, "Landlord" and "Tenant" are used they shall include and imply to the singular, plural, persons both male and female, and all sorts of entities and in reading said Lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said Lease. 38.9 Severability. Ifthere is more than one party which is Tenant, the obligations imposed upon Tenant are joint and several. 38.10 Acceptance of Keys, Rent or Surrender. No act of Landlord or its representatives during the Term, including any agreement to accept a surrender of the Premises or amend this Lease, is binding on Landlord unless such act is by a partner, member or officer of Landlord, as the case may be, or other party designated in writing by Landlord as authorized to act. The delivery of keys to Landlord or its representatives will not operate as a termination of this Lease or a surrender of the Premises. 38.11 Name and Size. Landlord may, as it relates to the Building and the surrounding project of which the Building is a part, change the name, increase the size by adding additional real property, construct other buildings or improvements, change the location and/or character, or make alterations or additions. If the size of the Building is increased, Landlord and Tenant shall execute an amendment which incorporates any necessary modifications to Tenant's Share. Tenant may not use the name of the Building or the project of which the Building is a part for any purpose other than as part of its business address. 38.12 Diminution of View. Tenant agrees that no diminution of light, air, or view from the Building entitles Tenant to any reduction of Rent under this Lease, results in any liability of Landlord, or in any way affects Tenant's obligations. 38.13 Lender's Requirements. Tenant will make such modifications to this Lease as may hereafter be required to conform to any lender's requirements, so long as such modifications do not increase Tenant's obligations or materially alter its rights. 38.14 Effectiveness. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to lease and it is not effective unless and until execution and delivery by both Landlord and Tenant. 38.15 Survival. This Lease, notwithstanding expiration or termination, continues in effect as to any provisions requiring observance or performance subsequent to termination or expiration. 38.16 Authority for Action. Unless otherwise provided, Landlord may act through Landlord's Building manager and/or property manager or other designated representatives from time to time. 38.17. Counterparts. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Ariy one or more counterpart signature pages may be removed from one counterpart of this Lease and annexed to another counterpart of this Lease to form a completely executed original instrument without impairing the legal effect of the signature thereon. 38.18 Patriot Act Compliance. Tenant represents and warrants that: 38.18.1 no action, proceeding, investigation, charge, claim, report or notice (collectively, "Action") has been commenced, threatened or to its knowledge filed against Tenant (which, for purposes of this Section, includes its affiliates) alleging any violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the "Executive Order") and the Uniting and Strengthening America by Providing Appropriate Tools Req4ired to Intercept and Obstruct Terrorism Act of2001 (Public Law 107-56) (the "Patriot Act"). 38.18.2 to Tenant's knowledge, Tenant has not taken or omitted to take any action which could reasonably be expected to result in any Action against Tenant alleging any violation of the Executive Order or the Patriot Act. 38.18.3 Tenant is not a Prohibited Person. "Prohibited Person" shall mean: (i) a person (which for purposes of this Section includes any entity) that is listed in the Annex to, or is otherwise subject to the provisions of the Executive Order and relating to blocking property and prohibiting transactions with persons who commit, threaten to commit, or support terrorism; (ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order and the Patriot Act; (iv) a person who commits, threatens, or conspires to commit or supports "terrorism" as defined in the Executive Order; (v) a person that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf, or at any 19 144652.3 replacement website or other replacement official publication of such list; and (vi) a person who is affiliated with a person listed above.

38.18.4 Tenant is not violating and will not violate, any of the prohibitions set forth in any terrorism or money laundering law, including the Executive Order and Patriot Act.

Tenant agrees to promptly hereafter deliver to Landlord (but in any event within 10 days following Landlord's written request) any evidence, including a certification, reasonably requested from time to time by Landlord confirming Tenant's compliance with this Section.

39.19 **Access to the Premises**. Tenant shall have access to the Premises 24 hours a day, 7 days a week, 365 days a year, subject to any force majeure event described herein.

IN WITNESS WHEREOF, the Parties have executed this Lease as of the date first written above.

LANDLORD:

LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership

By________________________

Authorized Signatory

Conrad Suszynski

TENANT:

NUTRONICS, INC., a Nevada corporation

By________________________

Title CEO/CTO

20

144652.3

ADDENDUM THIS ADDENDUM is to that certain lease (the "Lease") by and between LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership ("Landlord"), and NUTRONICS, INC., a Nevada corporation ("Tenant"), with respect to approximately 6,795 rentable square feet of space (the "Premises") in the Building. In the event of any conflict between the terms and provisions of the Lease and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control. 1. Renewal Option. Landlord grants Tenant an option (the "Option") to extend the Term of the Lease for one (1) additional term of 60 Months (the "Option Term"). The Option applies only to the Premises and is on the following conditions: A. Notice of Tenant's interest in exercising the Option must be given to Landlord no earlier than twelve (12) months and no later than six (6) months prior to the Expiration Date ("Tenant's Notice"). Not later than thirty (30) days after receiving Tenant's Notice, Landlord will notify Tenant of the Base Rent applicable during the Option Term in accordance with subparagraph E below ("Landlord's Renewal Notice"). B. Tenant has fifteen (15) days after receipt of Landlord's Renewal Notice to exercise the Option by delivering notice of exercise to Landlord. If Tenant timely exercises the Option, the Term will be deemed extended on the terms of this Section and the parties will execute an amendment evidencing the extension. C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, it will be conclusively deemed that Tenant has not exercised the Option and the Lease will expire in accordance with its terms on the Expiration Date. D. Except in the event of a Permitted Transferee, Tenant's rights pursuant to this Paragraph are personal to Tenant and may not be assigned. Tenant's right to exercise the Option is conditioned on: (i) no uncured event of default existing at the time of exercise or at the time of commencement of the Option Term; (ii) Tenant not having subleased or vacated any part of the Premises or assigned its interest under the Lease as of the commencement of the Option Term; and (iii) Tenant having the financial ability to perform its obligations under the Option Term. Upon an assignment of the Lease, this Paragraph is null and void. E. The Option granted hereunder will be upon the terms of the Lease, except that the Base Rent during the Option Term will be the rate at which Landlord would lease space in the Building comparable to the Premises to third parties if such space were available for leasing for a lease term paralleling the Option Term; provided, however, in no event shall such rate for Base Rent during the initial year of the Option Term be less than the monthly Base Rent paid for the last month of tenancy under the Lease. F. After exercise, or failure to exercise the Option, Tenant shall have no further rights to extend the Term. IN WITNESS WHEREOF, the parties hereto execute this Addendum. LANDLORD: LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership By ~ ' Q. b rvr-A.t.L. S lt-5 2.j IllS M i TENANT: NUTRONICS, INC., a Nevada corporation ~ftle rfo~ 7 21 144652.3

EXHIBIT A-1 BUILDING PROPERTY ADDRESS: 1851 LEFTHAND CIRCLE, LONGMONT, COLORADO LOT 3C, LONGS PEAK INDUSTRIAL PARK-MINOR SUBDIVISION "C", THE PLAT OF WHICH WAS RECORDED SEPTEMBER 20, 1982 ON FILM 1222 AS RECEPTION NO. 512276 UNDER PLAN FILE NO. P-13, F-1 , #4, CITY OF LONGMONT, COUNTY OF BOULDER, STATE OF COLORADO. 22 144652.3

EXHIBIT A-2 PREMISES LTO BE INSERTEDJ 23 144652.3

EXHIBIT 8 TENANT IMPROVEMENTS NUTRONICS, INC., a Nevada corporation RE: Lease by and between LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership, hereinafter referred to as Landlord, and NUTRONICS, INC., a Nevada corporation hereinafter referred to as Tenant, pertaining to approximately 6, 795 rentable square feet of space in Suite G (the "Premises") of the Building (the "Lease") Gentlemen: Concurrently herewith, you as Tenant, and the undersigned, as Landlord, have executed the referenced Lease, which provisions of said Lease are herein incorporated by reference as if fully set forth herein. (Initially capitalized terms not otherwise defined have the same meaning as in the Lease.) In consideration ofthe execution of the Lease, Landlord has agreed to complete certain improvements in the Premises and Tenant and Landlord agree as follows: 1. Landlord and Tenant have mutually approved a space plan dated April 3, 2014 ("Approved Plan"), prepared by Don Hostetter ("Architect"), which sets out the scope of work (collectively, the work to be completed in accordance with the Approved Plan is referred to as the "Tenant Improvements") that Landlord has agreed to Substantially Complete in the Premises prior to delivering the Premises to Tenant. 2. The Architect and engineers selected by Landlord will prepare draft architectural, mechanical and electrical construction drawings for the Premises to the extent necessary that are consistent with the Approved Plan. Architect and the engineers shall use reasonable efforts to complete and deliver such draft construction drawings to Landlord and Tenant not later than two (2) weeks following the approval of the Approved Plans. Not later than 5:00p.m., Mountain Time, on the 3rd business day following Tenant's receipt ofthe draft drawings, Tenant shall either (i) give notice that Tenant approves such drawings, or (ii) notify Landlord and Landlord's Architect of changes requested by Tenant. If Tenant fails to notify Landlord of requested changes by such deadline, Tenant shall be deemed to have approved the drawings. Tenant shall have the right to request changes in the drawings based on either (a) inconsistency between the Approved Plan, or (b) changes requested by Tenant, in Tenant's discretion, subject to Landlord's approval. If changes are requested by Tenant in accordance with the foregoing or by Landlord, Landlord's Architect shall revise the draft drawings and deliver such revised drawings again for approval, under the foregoing provisions; delay caused by changes shall be subject to the provisions of Paragraph 8 below. Upon approval or deemed approval, the drawings shall be deemed the "Construction Drawings". 3. Changes to the Approved Plan or Construction Drawings may be made only by written approval by Landlord and Tenant. All increased costs incurred by such changes, including costs of the revisions in Construction Drawings, costs of construction and materials, and reimbursables necessitated by such changes, will be paid by Tenant in full within (ten) 10 days of approval by Landlord and Tenant (on an estimated basis with an adjustment following completion). Any delay in Landlord's completion of the Tenant Improvements due to Tenant's delay in paying for the costs of such changes shall be a Tenant Delay. 4. Neither Landlord's use or approval of any plans (including any preliminary plans) submitted by Tenant for completion of the Tenant Improvements nor the fact that the Approved Plans and the Construction Drawings have been prepared by the Architect and engineers engaged by Landlord creates a responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any laws, rules and regulations of governmental agencies or authorities having jurisdiction over the Premises now or hereafter in effect. 5. Landlord's contractor shall diligently complete the Tenant Improvements in the Premises substantially in accordance with the Construction Drawings. The Tenant Improvements shall be constructed in accordance with the terms of the Approved Plan, in a good and workmanlike manner, and in compliance with applicable laws, codes and regulations. For purposes hereof, "Substantially Complete" means that the Tenant Improvements have been completed to the extent that Tenant may occupy the Premises and operate the Permitted Use, subject only to punchlist items as referred to below, as determined by the Architect. 6. When the Architect determines that the Tenant Improvements are Substantially Complete, Landlord shall give notice to Tenant and following receipt of such notice, the representatives of Landlord and Tenant shall jointly inspect the Premises with Architect and develop a punchlist of items of the Tenant lmprovements not yet complete that do not interfere with Tenant's operation of its Permitted Use. Taking possession of the Premises for operation of the Permitted Use shall be conclusive evidence as against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant and acknowledgment of satisfactory completion of the Tenant Improvements except for the punchlist items and except for latent defects of which Tenant gives notice to Landlord within six (6) months following the date the Tenant Improvements were deemed Substantially Complete. Landlord shall complete the punchlist items with reasonable diligence and shall remedy latent defects of which Tenant gives notice to Landlord in accordance with the foregoing provision. 7. Landlord shall pay the cost of the Tenant Improvements completed in accordance with the Construction Drawings (including the cost of review and preparation of the Approved Plan and Construction Drawings), all labor, materials, permits, fees (including Landlord's construction management fee equal to 5% of all costs of construction), and contractors and 24 144652.3 subcontractors' charges (the "Improvement Allowance"). The Improvements Allowance is to be expended solely for the benefit of Landlord; that is, the Improvements Allowance will be expended only to pay for design, engineering, installation, and construction of the Tenant Improvements which under the Lease becomes the property of Landlord upon installation and not for the installation of an increased power supply, movable furniture, equipment, cabling, and trade fixtures not physically attached to the Premises. Tenant is responsible for and shall pay all costs and expenses payable under this Work Letter that are not allowable as expenditures from the Improvements Allowance as such amounts become due and payable. Tenant shall also pay all costs and expenses incurred by Landlord as a result of a Tenant Delay. "Tenant Delay" means delay (i) in the preparation, finalization or approval of Construction Drawings caused by Tenant or Tenant's Agents; (ii) caused by Tenant's changes to the Approved Plan or Construction Drawings, other than changes caused by errors of Landlord's Architect or inconsistencies with the Approved Plan; (iii) in the delivery or installation of any special or non-standard building items specified by Tenant that would cause delay in completion beyond the date the Tenant Improvements would have been completed had it not been for such delay by Tenant; or (iv) of any kind or nature in the completion of the Tenant Improvements caused by Tenant, Tenant's Agents, or Tenant's representative.

LANDLORD:

LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership

By________________________
Authorized Signatory
Conrad Suszynski

TENANT:

NUTRONICS, INC., a Nevada corporation

By________________________
Title CEO/CTO

25

144652.3

EXHIBIT C FORM OF COMMENCEMENT AGREEMENT Commencement Date Acknowledgment and Agreement This Commencement Date Acknowledgment and Agreement ("Agreement") is an acknowledgment of the Commencement Date as defined in the Lease and intended to be a part of that certain Lease Agreement for premises located at 1851 Lefthand Circle... Longmont, Colorado, which was executed on the day of 2014 between LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership, as Landlord, and NUTRONICS, INC., a Nevada corporation, as Tenant. Landlord and Tenant hereby agree that: 1. The Premises are tenantable, Landlord has no further obligation for construction, and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects. 2. Tenant took possession of the Premises on _ _ ________,_ 201 Tenant hereby agrees to pay partial month's Rent in the amount of$__ L_ days at$_ per diem). 3. The Commencement Date of the Lease is hereby agreed to be the 1st day of the month of ____, 201_ 4. The Expiration Date ofthe Lease is hereby agreed to be the last day of month of _______, 201 _ All other terms and conditions of the Lease Agreement are hereby ratified and acknowledged to be unchanged. Agreed and executed this _ ____ day of _______, 201 __. LANDLORD: LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership By _________________________ Authorized Signatory TENANT: NUTRONICS, INC., a Nevada corporation By __________________ Title ________________ 144652.3

EXHIBIT D FORM OF TENANT'S ESTOPPEL CERTIFICATE Tenant's Estoppel Certificate PROJECT: 1851 Lefthand Circle, Longmont, CO 80503 ("Project") PREMISES: Suite G (totaling 6,795 net rentable square feet) ("Premises") LANDLORD: LONGMONT DIAGONAL INVESTMENTS, LP, a Delaware limited partnership ("Landlord") LEASE DATED: July __, 2014 ("Lease") The undersigned tenant ("Tenant"), in recognition that General Electric Capital Corporation (together with its successors and assigns, the "Lender") has provided or is considering providing financing for the Project, hereby certifies to Landlord and Lender that: 1. Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on 20 . The expiration date of the Lease term, excluding any unexercised renewals and extensions, is _ _____. Tenant has not assigned its rights under the Lease or sublet any portion of the leased premises. The Lease has not been amended except as follows: [List the dates ofany amendments or modifications ofth e Lease] 2. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease, including without limitation satisfaction of any tenant improvement allowance obligations thereunder. 3. Except as disclosed in Paragraph 1 above, the Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements or understandings between Landlord and Tenant concerning the Premises. The undersigned does not have (a) any option or preferential right to (i) purchase all or any part of the Premises or the building of which the Premises are a part, (ii) cancel or terminate the Lease early, or (iii) surrender space back to Landlord, or (b) any right, title or interest with respect to the Premises or such building other than as Lessee under the Lease. 4. The Lease is valid and in full force and effect, and to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or against the payment of rent or other charges under the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease. Tenant is current in the payment of any taxes, utilities, common area maintenance or other charges to be paid by Tenant. 5. There are no actions, whether voluntary or involuntary, pending against Tenant under any insolvency, bankruptcy or other debtor relief laws of the United States of America or of any state or other political subdivision thereof. 6. The minimum monthly rent presently payable under the Lease is $ . Except for Tenant's security deposit (if any), Landlord holds no other funds for Tenant's account. No rent or other sum payable under the Lease has been paid more than one month in advance. Tenant is not entitled to any credit against any rent or other charges under the Lease, or any other rent concession under the Lease, including without limitation any such remaining credit (i .e., not previously applied against rent prior to the date hereof), whether arising from any unused tenant improvement allowance or otherwise, except as follows (if applicable, explain basis for credit and amount ofremaining credit): ___ _ 7. Tenant acknowledges that the Lease will be assigned to Lender in connection with Lender's financing of the Project, and Tenant has received no notice of a prior assignment, hypothecation or pledge of the Lease or the rents (other than in connection with previous financing of the Project); and that the interest of the Landlord in the Lease shall be assigned to Lender solely as security for the purposes specified in the assignment and Lender shall assume no duty, liability or obligations whatever under the Lease or any extension or renewal thereof. 2 144652.3

8. Tenant shall give Lender prompt written notice of any default of Landlord under the Lease, if such default entitles Tenant, under law or otherwise, to terminate the Lease, reduce rent or credit or offset any amounts against future rents and shall give Lender reasonable time (but in no event less than 90 days after receipt of such notice) to cure or commence curing . such default prior to exercising (and as a condition precedent to its right to exercise) any right Tenant may have to terminate the Lease, reduce rent or credit or offset any amounts against the rent. Tenant shall give written notice to any successor in interest of Lender, any transferee who acquires the property by deed in lieu of foreclosure, or any successor or assign thereof (collectively, the "Mortgagee"). 9. All notices and other communications from Tenant to Lender shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to: General Electric Capital Corporation c/o GE Real Estate 14951 Dallas Parkway, Suite 600 Dallas, TX 75254 Attention: Asset Manager- Project Name Or at such other address as Lender or its successors, assigns or transferees shall furnish to Tenant in writing. 10. This Estoppel Certificate is being executed and delivered by Tenant to induce Lender to make a loan to Landlord, which loan is to be secured in part by an assignment to Lender of Landlord's interest in the Lease and with the intent and understanding that the above statements will be relied upon by Landlord and Lender. TENANT: NUTRONICS, INC., a Nevada corporation By: -------------------------------- Its: ____________________ Date: 3 144652.3

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE ("Amendment"), dated effective as of August 4, , 2016, is entered into by and between LONGMONT DIAGONAL INVESTMENTS LLC, a Delaware limited liability company ("Landlord"), and NUTRONICS, INC., a Nevada corporation ("Tenant").

WITNESSETH:

WHEREAS, Landlord's predecessor in interest and Tenant entered into that certain Lease dated July 3, 2014 (the "Lease"), pertaining to those certain premises (the "Premises") consisting of approximately 6,795 rentable square feet of space known as Suite G in the building (the "Building") having an address of 1851 Lefthand Circle, Longmont, Colorado. Terms not otherwise defined herein shall have their respective meanings set forth in the Lease.

WHEREAS, Tenant desires to make certain alterations to the Premises and Landlord consents to the such alterations subject to the terms and conditions set forth herein;

WHEREAS, parties desire to amend the Lease in the manner and form hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

1. Subject to Tenant's agreement to comply with the Restoration Obligations described below, Landlord, at Tenant's sole cost and expense, using a contractor selected by Landlord, agrees to install certain laboratory and supporting equipment inclusive of new condenser units providing air-conditioning to the Premises and to upgrade and distribute power to support the laboratory improvements (collectively, the "First Amendment Alterations"), as further described on Exhibit A attached hereto.

2. Prior to Landlord executing a contract with a contractor to complete the First Amendment Alterations, Tenant shall deposit with Landlord the full cost of the First Amendment Improvements plus five percent (5%) of such cost as a construction management fee to be paid to Landlord.

3. The Restoration Obligations shall be completed by Tenant at Tenant's sole cost and expense on or before the Expiration Date of the Lease, or within 15 days after termination of the Lease if the Lease is terminated prior to the Expiration Date. The "Restoration Obligations" are as follows:

A. Removal of all equipment and related distribution of power included within the First Amendment Alterations (collectively, "Lab Improvements"); and

B. Repair and restoration of all areas affected by the removal of the Lab Improvements.

All removal and restoration expenses required for the Restoration Obligations shall be at Tenant's sole cost and expense. The parties acknowledge and agree that the Lab Improvements shall remain Tenant's property and shall be removed by Tenant, at Tenant's sole cost and expense, upon expiration or termination of the Term of the Lease as provided herein. In the event Tenant fails to remove the Lab Improvements as and when provided herein, the Lab Improvements shall be deemed abandoned by Tenant and Landlord may remove and dispose of the Lab Improvements, all at Tenant's sole cost and expense, without being liable to Tenant therefor.

JJ

00309111.5

1

4. In addition to the rights of Landlord to use the Security Deposit as provided in the Lease, if Tenant fails to perform the Restoration Obligations as and when required hereunder, then such failure shall constitute an event of default by Tenant under the Lease and Landlord shall have the right to use the Security Deposit, or so much thereof as necessary in reimbursement of any reasonable out-of-pocket expenses incurred by Landlord to perform the Restoration Obligations. In the event of Tenant's failure to perform the Restoration Obligations hereunder. Tenant shall within I 0 days after written demand by Landlord remit to Landlord a sufficient amount to pay for all reasonable out-of-pocket expenses incurred by Landlord to perform the Restoration Obligations in excess of the actual amount of the Security Deposit applied by Landlord in accordance with the terms hereof. 5. Tenant hereby represents and warrants to Landlord that it has not engaged any broker in connection with the negotiation and/or execution of this Amendment. Tenant has no knowledge of any broker's involvement in this transaction. Tenant will indemnify Landlord against any claim or expense (including, without limitation, attorneys' fees) paid or incurred by Landlord as a result of any claim for commissions or fees by any broker. finder. or agent. whether or not meritorious. employed by Tenant or claiming by. through or under Tenant. 6. If there is any conflict between the terms of this Amendment and the terms of the Lease. the terms of this Amendment govern. The Lease as hereby amended is in full force and effect. is hereby ratified and affirmed by the panics. and is binding upon the panies in accordance with its terms. 7. Time is of the essence herein. Remainder of Page !11lentional~v Left Blank- Signatures Follow 00309111.5 2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year below and it is effective as of the date first above written. NUTRONICS, INC.. a Nevada corporation LONGMONT DIAGONAL INVESTMENTS LLC. a Delaware limited liability company Bv P;int NanfCEFr-&e'1~ f). l.?Ate.(w;te.c Print Title: (.£ J/.:rv / Date of Signature: i At1 lr . 2016 Date of Signature: ______. 2016 "Tenant" "Landlord" 00309111.5 3

Exhibit A First Amendment Alterations The First Amendment Alterations consists of the work detailed on the following plans: BF Hammond Electrical Design, Electrical One Line Diagram dated April 21, 2016 DH Consulting & Design Services, Nutronics Power Upgrade, Sheet E-2 dated July 20. 2016 Concrete Pad Layout* *Tenant shall be required to fence equipment on concrete pad. The type, design and location of the fence shall be subject to approval by Landlord, which approval shall not be unreasonably withheld. 0030911 15 4

FIRST AMENDMENT TO LEASE THIS FIRST AMENDMENT TO LEASE ("Amendment"), dated effective as ofAu~ust4. 2016. is entered into by and between LONGMONT DIAGONAL INVESTMENTS LLC. a Delaware limited liability company ("Landlord"), and NUTRONICS. INC.. a Nevada corporation ("Tenant"). WITNESSETH: WHEREAS, Landlord's predecessor in interest and Tenant entered into that certain Lease dated July 3, 2014 (the "Lease"), pertaining to those certain premises (the ''Premises") consisting of approximately 6.795 rentable square feet of space known as Suite G in the building (the "Building") having an address of 1851 Lefthand Circle, Longmont. Colorado. Terms not otherwise defined herein shall have their respective meanings set forth in the Lease. WHEREAS. Tenant desires to make certain alterations to the Premises and Landlord consents to the such alterations subject to the terms and conditions set forth herein: WHEREAS, parties desire to amend the Lease in the manner and form hereinafter set forth. NOW. THEREFORE. for good and valuable consideration. Landlord and Tenant hereby agree as follows: I. Subject to Tenant's agreement to comply with the Restoration Obligations described below, Landlord, at Tenant's sole cost and expense, using a contractor selected by Landlord, agrees to install certain laboratory and supporting equipment inclusive of new condenser units providing air conditioning to the Premises and to upgrade and distribute power to support the laboratory improvements (collectively, the "First Amendment Alterations"), as further described on Exhibit A attached hereto. 2. Prior to Landlord executing a contract with a contractor to complete the First Amendment Alterations. Tenant shall deposit with Landlord the full cost of the First Amendment Improvements plus tive percent (5%) of such cost as a construction management fee to be paid to Landlord. 3. The Restoration Obligations shall be completed by Tenant at Tenant's sole cost and expense on or before the Expiration Date of the Lease, or within 15 days after termination of the Lease if the Lease is terminated prior to the Expiration Date. The "Restoration Obligations" are as follows: A. Removal of all equipment and related distribution of power included within the First Amendment Alterations (collectively, "Lab Improvements"); and B. Repair and restoration of all areas affected by the removal of the Lab Improvements. All removal and restoration expenses required for the Restoration Obligations shall be at Tenant's sole cost and expense. The parties acknowledge and agree that the Lab Improvements shall remain Tenant's property and shall be removed by Tenant, at Tenant's sole cost and expense, upon expiration or termination of the Term of the Lease as provided herein. In the event Tenant fails to remove the Lab Improvements as and when provided herein. the Lab Improvements shall be deemed abandoned by Tenant and Landlord may remove and dispose of the Lab Improvements, all at Tenant's sole cost and expense. without being liable to Tenant therefor. 00309111.5

4. In addition to the rights of Landlord to use the Security Deposit as provided in the Lease, if Tenant fails to perform the Restoration Obligations as and when required hereunder, then such failure shall constitute an event of default by Tenant under the Lease and Landlord shall have the right to use the Security Deposit, or so much thereof as necessary in reimbursement of any reasonable out-of-pocket expenses incurred by Landlord to perform the Restoration Obligations. In the event of Tenant's failure to perform the Restoration Obligations hereunder. Tenant shall within I0 days after written demand by Landlord remit to Landlord a sufficient amount to pay for all reasonable out-of-pocket expenses incurred by Landlord to perform the Restoration Obligations in excess of the actual amount of the Security Deposit applied by Landlord in accordance with the terms hereof. 5. Tenant hereby represents and warrants to Landlord that it has not engaged any broker in connection with the negotiation and/or execution of this Amendment. Tenant has no knowledge of any broker's involvement in this transaction. Tenant will indemnify Landlord against any claim or expense (including, without limitation, attorneys' fees) paid or incurred by Landlord as a result of any claim for commissions or fees by any broker. finder, or agent. whether or not meritorious. employed by Tenant or claiming by, through or under Tenant. 6. If there is any conflict between the terms of this Amendment and the terms of the Lease. the terms of this Amendment govern. The Lease as hereby amended is in full force and effect. is hereby ratified and affirmed by the parties. and is binding upon the parties in accordance with its terms. 7. Time is of the essence herein. Remainder of Page lmemionally Left Blank- Signatures Follow 00309111.5 2

WITNE WHEREOF, th partie ha e executed thi Amendment a of the day and year be low and it effecti e fth date fir t above wrinen. "Tenant" "Landlord" 00309 11 1 - 3

Exhibit A First Amendment Alterations The First Amendment Alterations consists of the work detailed on the following plans: BF Hammond Electrical Design, Electrical One Line Diagram dated April 21, 2016 Dl-1 Consulting & Design Services, Nutronics Power Upgrade, Sheet E-2 dated July 20. 2016 Concrete Pad Layout* *Tenant shall be required to fence equipment on concrete pad. The type. design and location of the fence shall be subject to approval by Landlord, which approval shall not be unreasonably withheld. 0030911 L5 4